EXHIBIT 99.2

TRAVELERS PROPERTY CASUALTY CORP.

FINANCIAL SUPPLEMENT - THIRD QUARTER 2002                       [TRAVELERS LOGO]


                                                                          PAGE NUMBER
                                                                          -----------
CONSOLIDATED RESULTS
        Financial Highlights                                                   1
        After-Tax Operating Income by Source                                   2
        Earnings Per Share                                                     3
        Statement of Income                                                    4
        Statement of Operating Income                                          5
        Selected Statistics                                                    6
        Written and Earned Premiums                                            7

COMMERCIAL LINES

        Statement of Operating Income                                          8
        Selected Statistics                                                    9
        Net Written Premiums by Market and Product Line                       10
        Selected Production Statistics                                        11

PERSONAL LINES

        Statement of Operating Income                                         12
        Selected Statistics                                                   13
        Selected Statistics - Auto                                            14
        Selected Statistics - Homeowners and Other                            15
        Selected Production Statistics                                        16

SUPPLEMENTAL DETAIL

        Interest Expense and Other Statement of Operating Loss                17
        Consolidated Balance Sheet                                            18
        Investment Portfolio                                                  19
        Investment Portfolio - Fixed Maturities Data                          20
        Net Investment Income                                                 21
        Realized and Unrealized Investment Gains (Losses)                     22
        Reinsurance Recoverables                                              23
        Statutory Reserves for Losses and Loss Adjustment Expense             24
        Asbestos, Environmental, and CIOTA Reserves                           25
        Capitalization                                                        26
        Statutory to GAAP Shareholders' Equity Reconciliation                 27
        Statement of Cash Flows                                              28-29

 TRAVELERS PROPERTY CASUALTY CORP.
 FINANCIAL HIGHLIGHTS                                           [TRAVELERS LOGO]




         TRAVELERS PROPERTY CASUALTY CORP. IS ONE OF THE LARGEST PROPERTY AND CASUALTY INSURANCE COMPANIES IN THE UNITED STATES. THE COMPANY IS ENGAGED IN PROVIDING A WIDE RANGE OF COMMERCIAL AND PERSONAL PROPERTY AND CASUALTY INSURANCE PRODUCTS AND SERVICES TO BUSINESSES, ASSOCIATIONS AND INDIVIDUALS.



                                                                            3Q
                                              1Q        2Q        3Q       2001          4Q         1Q           2Q         3Q
                                             2001      2001      2001    ADJUSTED(1)    2001       2002         2002       2002
                                           -------   -------   -------  ------------  -------   ---------   ---------   ---------

Operating income (loss) (millions) (2)     $ 348.8   $ 314.3   $(121.7)   $ 367.8     $ 314.3   $   326.6   $   356.8   $   360.1
Net income (loss) (millions)               $ 478.6   $ 343.4   $ (59.9)   $ 429.6     $ 303.3   $   102.1   $   332.0   $   332.3
Net income (loss) adjusted (millions) (3)  $ 496.5   $ 361.3   $ (42.0)   $ 447.5     $ 323.9   $   102.1   $   332.0   $   332.3

Earnings per share (basic and diluted):

  Operating income (loss)                  $  0.45   $  0.41   $ (0.16)   $  0.48     $  0.41   $    0.41   $    0.36   $    0.36
  Net income (loss)                        $  0.62   $  0.45   $ (0.08)   $  0.56     $  0.39   $    0.13   $    0.33   $    0.33
  Net income (loss) adjusted (3)           $  0.65   $  0.47   $ (0.05)   $  0.58     $  0.42   $    0.13   $    0.33   $    0.33

Adjusted earnings per share (4):

  Operating income (loss)                  $  0.35   $  0.31   $ (0.12)   $  0.37     $  0.31   $    0.33   $    0.36   $    0.36
  Net income (loss)                        $  0.48   $  0.34   $ (0.06)   $  0.43     $  0.30   $    0.10   $    0.33   $    0.33
  Net income (loss) adjusted (3)           $  0.50   $  0.36   $ (0.04)   $  0.45     $  0.32   $    0.10   $    0.33   $    0.33

Total assets, at period end (billions)     $  54.8   $  53.4   $  56.4    $  56.4     $  57.8   $    57.9   $    59.4   $    59.7
Total equity, at period end (billions)     $   9.9   $   9.9   $  10.1    $  10.1     $  10.7   $     9.6   $    10.3   $    11.2

Book value per share, at period end        $ 12.84   $ 12.89   $ 13.08    $ 13.08     $ 13.90   $    9.63   $   10.26   $   11.12
Book value per share, excluding
  FAS 115, at period end                   $ 12.24   $ 12.48   $ 12.41    $ 12.41     $ 13.58   $    9.56   $    9.89   $   10.21

Return on equity                              14.7%     12.7%     (4.9)%     14.4%       12.2%       12.9%       14.3%       13.4%
Return on equity, excluding FAS 115           15.4%     13.2%     (5.1)%     15.0%       12.7%       13.1%       14.7%       14.3%

Weighted average number of common
  shares outstanding (basic) (millions)      769.0     769.0     769.0      769.0       769.0       794.7     1,000.0     1,000.0
Weighted average number of common
  shares outstanding and common stock
  equivalents (diluted) (millions)           769.0     769.0     769.0      769.0       769.0       794.7     1,000.0     1,002.0
Common shares outstanding at
  period end (millions)                      769.0     769.0     769.0      769.0       769.0     1,000.0     1,000.0     1,003.3




                                              YTD        YTD          YTD
                                              3Q      3Q 2001         3Q
                                             2001    ADJUSTED(1)     2002
                                            -------  -----------   ---------

Operating income (loss) (millions) (2)      $ 541.4   $ 1,030.9    $ 1,043.5
Net income (loss) (millions)                $ 762.1   $ 1,251.6    $   766.4
Net income (loss) adjusted (millions) (3)   $ 815.8   $ 1,305.3    $   766.4

Earnings per share (basic and diluted):

  Operating income (loss)                   $  0.70   $    1.34    $    1.12
  Net income (loss)                         $  0.99   $    1.63    $    0.82
  Net income (loss) adjusted (3)            $  1.07   $    1.70    $    0.82

Adjusted earnings per share (4):

  Operating income (loss)                   $  0.54   $    1.03    $    1.04
  Net income (loss)                         $  0.76   $    1.25    $    0.77
  Net income (loss) adjusted (3)            $  0.82   $    1.31    $    0.77

Total assets, at period end (billions)      $  56.4   $    56.4    $    59.7
Total equity, at period end (billions)      $  10.1   $    10.1    $    11.2

Book value per share, at period end         $ 13.08   $   13.08    $   11.12
Book value per share, excluding
  FAS 115, at period end                    $ 12.41   $   12.41    $   10.21

Return on equity                                7.4%       13.9%        13.5%
Return on equity, excluding FAS 115             7.7%       14.5%        14.0%

Weighted average number of common
  shares outstanding (basic) (millions)       769.0       769.0        932.3
Weighted average number of common
  shares outstanding and common stock
  equivalents (diluted) (millions)            769.0       769.0        933.0
Common shares outstanding at
  period end (millions)                       769.0       769.0      1,003.3

This report has been restated to reflect the corporate reorganization of Travelers Property Casualty Corp. (TPC, formerly known as The Travelers Insurance Group Inc.).

(1) The 3Q01 operating loss and net loss include a charge of $489.5 million related to the terrorist attack on September 11, 2001. This also impacted ROE for the quarter. The 3Q01 adjusted excludes the effect of this event. Assets, equity and book value have not been adjusted.

(2) Operating income excludes realized investment gains (losses), restructuring charges and the cumulative effect of changes in accounting principles, and is reflected net of tax.

(3) The 2001 quarters are adjusted to exclude goodwill amortization. Goodwill is not amortized due to the adoption of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" effective January 1, 2002.

(4) Adjusted earnings per share have been computed assuming the 231.0 million shares issued from the March 2002 initial public offering were issued and outstanding for all periods presented.

TRAVELERS PROPERTY CASUALTY CORP.
AFTER-TAX OPERATING INCOME BY SOURCE

(in millions)                                                   [TRAVELERS LOGO]


                                                                                                3Q
                                                                 1Q        2Q        3Q        2001          4Q          1Q
                                                                2001      2001      2001     ADJUSTED(1)    2001        2002
                                                               ------    ------    ------    ----------   --------    --------
Property Casualty Operations
  Underwriting:

    Commercial Lines (2)                                       $(11.2)   $(18.2)   $(417.8)  $   30.1     $  (19.7)   $  (12.9)
    Personal Lines                                                3.3     (35.7)    (45.8)       (4.2)       (22.8)      (17.4)
                                                               ------    ------    ------    --------     --------    --------
  Total GAAP underwriting gain (loss)                            (7.9)    (53.9)   (463.6)       25.9        (42.5)      (30.3)
                                                               ------    ------    ------    --------     --------    --------
    Other income                                                 18.0      26.6      13.4        13.4         16.1        18.7
    Net investment income                                       387.0     379.5     353.0       353.0        367.5       360.4
                                                               ------    ------    ------    --------     --------    --------
Operating income (loss) from Property
   Casualty Operations
   before minority interest                                     397.1     352.2     (97.2)      392.3        341.1       348.8
Operating loss from Interest Expense and Other                  (48.3)    (37.9)    (24.5)      (24.5)       (26.8)      (22.2)
                                                               ------    ------    ------    --------     --------    --------
Total operating income (loss) before minority interest          348.8     314.3    (121.7)      367.8        314.3       326.6
Minority interest                                                --        --        --          --           --          --
                                                               ------    ------    ------    --------     --------    --------
Total operating income (loss)                                  $348.8    $314.3    $(121.7)  $  367.8     $  314.3    $  326.6
                                                               ======    ======    ======    ========     ========    ========

Common stock dividends declared (3)                            $ 50.0    $318.5    $157.5    $  157.5     $   --      $5,252.5

Effective tax rate on property casualty net
   investment income                                             27.1%     27.0%     26.2%       26.2%        26.2%       26.0%



                                                                                        YTD           YTD           YTD
                                                                  2Q          3Q        3Q          3Q 2001         3Q
                                                                 2002        2002      2001        ADJUSTED(1)     2002
                                                               --------    --------  --------      -----------   --------
Property Casualty Operations
  Underwriting:

    Commercial Lines (2)                                       $   29.1    $   24.8  $ (447.2)     $    0.7      $   41.0
    Personal Lines                                                (11.6)       18.0     (78.2)        (36.6)        (11.0)
                                                               --------    --------  --------      --------      --------
  Total GAAP underwriting gain (loss)                              17.5        42.8    (525.4)        (35.9)         30.0
                                                               --------    --------  --------      --------      --------
    Other income                                                   16.5        12.9      58.0          58.0          48.1
    Net investment income                                         346.5       332.2   1,119.5       1,119.5       1,039.1
                                                               --------    --------  --------      --------      --------
Operating income (loss) from Property
   Casualty Operations
   before minority interest                                       380.5       387.9     652.1       1,141.6       1,117.2
Operating loss from Interest Expense and Other                    (23.7)      (26.6)   (110.7)       (110.7)        (72.5)
                                                               --------    --------  --------      --------      --------
Total operating income (loss) before minority interest            356.8       361.3     541.4       1,030.9       1,044.7
Minority interest                                                  --           1.2      --            --             1.2
                                                               --------    --------  --------      --------      --------
Total operating income (loss)                                  $  356.8    $  360.1  $  541.4      $1,030.9      $1,043.5
                                                               ========    ========  ========      ========      ========

Common stock dividends declared (3)                            $   --      $   --    $  526.0      $  526.0      $5,252.5

Effective tax rate on property casualty net
   investment income                                               25.5%       24.7%     26.8%         26.8%         25.4%



(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) 3Q02 includes an after-tax benefit of $159.3 million related to asbestos incurrals recovered under the indemnification agreement with Citigroup.

(3) 1Q02 dividends were primarily paid in the form of notes which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

                                                                [TRAVELERS LOGO]

TRAVELERS PROPERTY CASUALTY CORP.
EARNINGS PER SHARE

                                                                                       3Q
                                                           1Q       2Q       3Q       2001         4Q        1Q        2Q
                                                          2001     2001     2001    ADJUSTED(1)   2001      2002      2002
                                                         -----    -----    -----    -----------  -----     -----     -----
EARNINGS PER SHARE (BASIC AND DILUTED)
Operating income (loss)                                  $0.45    $0.41    $(0.16)   $0.48       $0.41     $0.41     $0.36
Realized investment gains (losses)                        0.16     0.04     0.08      0.08       (0.02)     0.02     (0.03)
Cumulative effect of changes in accounting principles     0.01     --       --        --          --       (0.30)     --
                                                         -----    -----    -----     -----       -----     -----     -----
Net income (loss)                                         0.62     0.45    (0.08)     0.56        0.39      0.13      0.33
Goodwill amortization                                     0.03     0.02     0.03      0.02        0.03      --        --
                                                         -----    -----    -----     -----       -----     -----     -----
Net income (loss) adjusted for goodwill amortization     $0.65    $0.47    $(0.05)   $0.58       $0.42     $0.13     $0.33
                                                         =====    =====    =====     =====       =====     =====     =====

ADJUSTED EARNINGS PER SHARE (2)

Operating income (loss)                                  $0.35    $0.31    $(0.12)   $0.37       $0.31     $0.33     $0.36
Realized investment gains (losses)                        0.13     0.03     0.06      0.06       (0.01)     0.01     (0.03)
Cumulative effect of changes in accounting principles     --       --       --        --          --       (0.24)     --
                                                         -----    -----    -----     -----       -----     -----     -----
Net income (loss)                                         0.48     0.34    (0.06)     0.43        0.30      0.10      0.33
Goodwill amortization                                     0.02     0.02     0.02      0.02        0.02      --        --
                                                         -----    -----    -----     -----       -----     -----     -----
Net income (loss) adjusted for goodwill amortization     $0.50    $0.36    $(0.04)   $0.45       $0.32     $0.10     $0.33
                                                         =====    =====    =====     =====       =====     =====     =====



                                                                       YTD     YTD          YTD
                                                              3Q       3Q     3Q 2001       3Q
                                                             2002     2001   ADJUSTED(1)   2002
                                                            -----     -----  -----------  -----
EARNINGS PER SHARE (BASIC AND DILUTED)
Operating income (loss)                                     $0.36     $0.70    $1.34      $1.12
Realized investment gains (losses)                          (0.03)     0.29     0.29      (0.04)
Cumulative effect of changes in accounting principles        --        --       --        (0.26)
                                                            -----     -----    -----      -----
Net income (loss)                                            0.33      0.99     1.63       0.82
Goodwill amortization                                        --        0.08     0.07       --
                                                            -----     -----    -----      -----
Net income (loss) adjusted for goodwill amortization        $0.33     $1.07    $1.70      $0.82
                                                            =====     =====    =====      =====

ADJUSTED EARNINGS PER SHARE (2)

Operating income (loss)                                     $0.36     $0.54    $1.03      $1.04
Realized investment gains (losses)                          (0.03)     0.22     0.22      (0.03)
Cumulative effect of changes in accounting principles        --        --       --        (0.24)
                                                            -----     -----    -----      -----
Net income (loss)                                            0.33      0.76     1.25       0.77
Goodwill amortization                                        --        0.06     0.06       --
                                                            -----     -----    -----      -----
Net income (loss) adjusted for goodwill amortization        $0.33     $0.82    $1.31      $0.77
                                                            =====     =====    =====      =====

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) Adjusted earnings per share have been computed assuming the 231.0 million shares issued from the March 2002 initial public offering were issued and outstanding for all periods presented.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED STATEMENT OF INCOME

(in millions)                                                   [TRAVELERS LOGO]


                                                                                                                   3Q
                                                                               1Q         2Q           3Q         2001
                                                                              2001       2001         2001      ADJUSTED(1)
                                                                            ---------  ---------   ---------    ----------
REVENUES

Premiums                                                                    $ 2,231.9  $ 2,290.8   $ 2,314.2     $ 2,363.2
Net investment income                                                           528.8      518.3       488.1         488.1
Fee income                                                                       77.7       83.9        93.2          93.2
Realized investment gains (losses)                                              192.3       49.3        96.3          96.3
Other revenues (2)                                                               27.4       40.7        20.7          20.7
                                                                            ---------  ---------   ---------     ---------
   Total revenues                                                             3,058.1    2,983.0     3,012.5       3,061.5
                                                                            ---------  ---------   ---------     ---------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses (2)                                      1,624.8    1,757.4     2,428.5       1,724.5
Amortization of deferred acquisition costs                                      348.5      373.9       380.8         380.8
Interest expense                                                                 65.7       52.7        46.4          46.4
General and administrative expenses                                             350.9      329.3       309.4         309.4
                                                                            ---------  ---------   ---------     ---------
   Total claims and expenses                                                  2,389.9    2,513.3     3,165.1       2,461.1
                                                                            ---------  ---------   ---------     ---------

Income (loss) before federal income taxes, cumulative effect of
  changes in accounting principles and minority interest (2)                    668.2      469.7      (152.6)        600.4
Federal income taxes (benefit) (2)                                              194.1      125.0       (92.7)        170.8
Minority interest, net of tax                                                    --         --          --            --
                                                                            ---------  ---------   ---------     ---------
Income (loss) before cumulative effect of changes in accounting principles      474.1      344.7       (59.9)        429.6
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                       4.5       --          --            --
  Securitized financial assets, net of tax                                       --         (1.3)       --            --
  Goodwill and other intangible assets, net of tax                               --         --          --            --
                                                                            ---------  ---------   ---------     ---------
Net income (loss)                                                           $   478.6  $   343.4   $   (59.9)    $   429.6
                                                                            =========  =========   =========     =========

Other statistics:
 Effective tax rate on net investment income                                     27.1%      26.9%       26.4%         26.4%
 Net investment income (after-tax)                                          $   385.7  $   379.0   $   359.2     $   359.2

 Catastrophe losses, net of reinsurance (pre-tax)                           $    12.6  $    84.0   $   753.0     $    --
 Asbestos and environmental losses (pre-tax)                                $    48.9  $    49.9   $    48.9     $    48.9



                                                                                4Q          1Q          2Q         3Q
                                                                               2001        2002        2002       2002
                                                                            ---------   ---------   ---------   ---------
REVENUES

Premiums                                                                    $ 2,574.0   $ 2,584.6   $ 2,756.7   $ 2,875.3
Net investment income                                                           498.8       487.8       464.8       440.7
Fee income                                                                       92.6       102.7       108.8       118.6
Realized investment gains (losses)                                              (15.4)       28.8       (36.0)      (51.3)
Other revenues (2)                                                               26.9        28.8        25.5       180.6
                                                                            ---------   ---------   ---------   ---------
   Total revenues                                                             3,176.9     3,232.7     3,319.8     3,563.9
                                                                            ---------   ---------   ---------   ---------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses (2)                                      1,954.0     1,986.1     2,094.3     2,370.0
Amortization of deferred acquisition costs                                      435.5       426.4       446.1       462.3
Interest expense                                                                 40.1        35.8        39.8        40.4
General and administrative expenses                                             343.6       330.1       304.4       351.6
                                                                            ---------   ---------   ---------   ---------
   Total claims and expenses                                                  2,773.2     2,778.4     2,884.6     3,224.3
                                                                            ---------   ---------   ---------   ---------

Income (loss) before federal income taxes, cumulative effect of
  changes in accounting principles and minority interest (2)                    403.7       454.3       435.2       339.6
Federal income taxes (benefit) (2)                                              100.4       109.6       103.2         6.0
Minority interest, net of tax                                                    --          --          --           1.3
                                                                            ---------   ---------   ---------   ---------
Income (loss) before cumulative effect of changes in accounting principles      303.3       344.7       332.0       332.3
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                      --          --          --          --
  Securitized financial assets, net of tax                                       --          --          --          --
  Goodwill and other intangible assets, net of tax                               --        (242.6)       --          --
                                                                            ---------   ---------   ---------   ---------
Net income (loss)                                                           $   303.3   $   102.1   $   332.0   $   332.3
                                                                            =========   =========   =========   =========

Other statistics:
 Effective tax rate on net investment income                                     26.2%       26.0%       25.5%       24.7%
 Net investment income (after-tax)                                          $   368.0   $   361.1   $   346.4   $   331.9

 Catastrophe losses, net of reinsurance (pre-tax)                           $     6.7   $    16.0   $    22.0   $    17.0
 Asbestos and environmental losses (pre-tax)                                $    86.8   $    63.7   $    65.0   $   316.4




                                                                                 YTD          YTD            YTD
                                                                                 3Q         3Q 2001          3Q
                                                                                2001       ADJUSTED(1)      2002
                                                                             ---------     -----------   ---------
REVENUES

Premiums                                                                     $ 6,836.9     $ 6,885.9     $ 8,216.6
Net investment income                                                          1,535.2       1,535.2       1,393.3
Fee income                                                                       254.8         254.8         330.1
Realized investment gains (losses)                                               337.9         337.9         (58.5)
Other revenues (2)                                                                88.8          88.8         234.9
                                                                             ---------     ---------     ---------
   Total revenues                                                              9,053.6       9,102.6      10,116.4
                                                                             ---------     ---------     ---------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses (2)                                       5,810.7       5,106.7       6,450.4
Amortization of deferred acquisition costs                                     1,103.2       1,103.2       1,334.8
Interest expense                                                                 164.8         164.8         116.0
General and administrative expenses                                              989.6         989.6         986.1
                                                                             ---------     ---------     ---------
   Total claims and expenses                                                   8,068.3       7,364.3       8,887.3
                                                                             ---------     ---------     ---------

Income (loss) before federal income taxes, cumulative effect of
  changes in accounting principles and minority interest (2)                     985.3       1,738.3       1,229.1
Federal income taxes (benefit) (2)                                               226.4         489.9         218.8
Minority interest, net of tax                                                     --            --             1.3
                                                                             ---------     ---------     ---------
Income (loss) before cumulative effect of changes in accounting principles       758.9       1,248.4       1,009.0
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                        4.5           4.5          --
  Securitized financial assets, net of tax                                        (1.3)         (1.3)         --
  Goodwill and other intangible assets, net of tax                                --            --          (242.6)
                                                                             ---------     ---------     ---------
Net income (loss)                                                            $   762.1     $ 1,251.6     $   766.4
                                                                             =========     =========     =========

Other statistics:
 Effective tax rate on net investment income                                      26.8%         26.8%         25.4%
 Net investment income (after-tax)                                           $ 1,123.9     $ 1,123.9     $ 1,039.4

 Catastrophe losses, net of reinsurance (pre-tax)                            $   849.6     $    96.6     $    55.0
 Asbestos and environmental losses (pre-tax)                                 $   147.7     $   147.7     $   445.1


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) 3Q02 other revenues include an increase of $159.3 million, claims and claim adjustment expenses include an increase of $245.0 million, income
         (loss) before federal income taxes, cumulative effect of changes in accounting principles and minority interest includes a reduction of $85.7 million and federal income taxes (benefit) include a reduction of $85.7 million related to asbestos incurrals subject to the indemnification agreement with Citigroup. This also resulted in a reduction of the effective tax rate in the consolidated statement of income of 16.4% and 4.5% for 3Q02 and YTD 3Q02, respectively.

                                                                [TRAVELERS LOGO]

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED STATEMENT OF OPERATING INCOME

(in millions)



                                                                                                3Q
                                                          1Q          2Q           3Q          2001            4Q          1Q
                                                         2001        2001         2001       ADJUSTED(1)      2001        2002
                                                       ---------   ---------   ---------     -----------    ---------   ---------
REVENUES

  Premiums                                             $ 2,231.9   $ 2,290.8   $ 2,314.2      $ 2,363.2     $ 2,574.0   $ 2,584.6
  Net investment income                                    528.8       518.3       488.1          488.1         498.8       487.8
  Fee income                                                77.7        83.9        93.2           93.2          92.6       102.7
  Other revenues (2)                                        27.4        40.7        20.7           20.7          26.9        28.8
                                                       ---------   ---------   ---------      ---------     ---------   ---------
Total revenues                                           2,865.8     2,933.7     2,916.2        2,965.2       3,192.3     3,203.9
                                                       ---------   ---------   ---------      ---------     ---------   ---------

CLAIMS AND EXPENSES

  Claims and claim adjustment expenses (2)               1,624.8     1,757.4     2,428.5        1,724.5       1,954.0     1,986.1
  Amortization of deferred acquisition costs               348.5       373.9       380.8          380.8         435.5       426.4
  Interest expense                                          65.7        52.7        46.4           46.4          40.1        35.8
  General and administrative expenses                      350.9       326.6       308.2          308.2         342.4       328.9
                                                       ---------   ---------   ---------      ---------     ---------   ---------
   Total claims and expenses                             2,389.9     2,510.6     3,163.9        2,459.9       2,772.0     2,777.2
                                                       ---------   ---------   ---------      ---------     ---------   ---------

Operating income (loss) before federal income taxes
  and minority interest (2)                                475.9       423.1      (247.7)         505.3         420.3       426.7
Federal income taxes (benefit) (2)                         127.1       108.8      (126.0)         137.5         106.0       100.1
Minority interest, net of tax                               --          --          --             --            --          --
                                                       ---------   ---------   ---------      ---------     ---------   ---------
Operating income (loss)                                $   348.8   $   314.3   $  (121.7)     $   367.8     $   314.3   $   326.6
                                                       =========   =========   =========      =========     =========   =========




                                                                                YTD          YTD            YTD
                                                         2Q          3Q          3Q        3Q 2001          3Q
                                                        2002        2002        2001      ADJUSTED(1)      2002
                                                     ---------   ---------   ---------    -----------    ---------
REVENUES

  Premiums                                           $ 2,756.7   $ 2,875.3   $ 6,836.9     $ 6,885.9     $ 8,216.6
  Net investment income                                  464.8       440.7     1,535.2       1,535.2       1,393.3
  Fee income                                             108.8       118.6       254.8         254.8         330.1
  Other revenues (2)                                      25.5       180.6        88.8          88.8         234.9
                                                     ---------   ---------   ---------     ---------     ---------
Total revenues                                         3,355.8     3,615.2     8,715.7       8,764.7      10,174.9
                                                     ---------   ---------   ---------     ---------     ---------

CLAIMS AND EXPENSES

  Claims and claim adjustment expenses (2)             2,094.3     2,370.0     5,810.7       5,106.7       6,450.4
  Amortization of deferred acquisition costs             446.1       462.3     1,103.2       1,103.2       1,334.8
  Interest expense                                        39.8        40.4       164.8         164.8         116.0
  General and administrative expenses                    303.2       351.6       985.7         985.7         983.7
                                                     ---------   ---------   ---------     ---------     ---------
   Total claims and expenses                           2,883.4     3,224.3     8,064.4       7,360.4       8,884.9
                                                     ---------   ---------   ---------     ---------     ---------

Operating income (loss) before federal income taxes
  and minority interest (2)                              472.4       390.9       651.3       1,404.3       1,290.0
Federal income taxes (benefit) (2)                       115.6        29.6       109.9         373.4         245.3
Minority interest, net of tax                             --           1.2        --            --             1.2
                                                     ---------   ---------   ---------     ---------     ---------
Operating income (loss)                              $   356.8   $   360.1   $   541.4     $ 1,030.9     $ 1,043.5
                                                     =========   =========   =========     =========     =========

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) 3Q02 other revenues include an increase of $159.3 million, claims and claim adjustment expenses include an increase of $245.0 million, operating income (loss) before federal income taxes and minority interest includes a reduction of $85.7 million and federal income taxes (benefit) include a reduction of $85.7 million related to asbestos incurrals subject to the indemnification agreement with Citigroup. This also resulted in a reduction of the effective tax rate in the consolidated statement of operating income of 14.2% and 4.3% for 3Q02 and YTD 3Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.
PROPERTY CASUALTY OPERATIONS - SELECTED STATISTICS              {TRAVELERS LOGO]

(in millions)

                                                                                                      3Q
                                                             1Q            2Q            3Q          2001            4Q
                                                            2001          2001          2001       ADJUSTED (1)     2001
                                                          ---------     ---------     ---------    ------------   ---------
STATUTORY UNDERWRITING

Net written premiums                                      $ 2,387.7     $ 2,431.1     $ 2,433.4     $ 2,482.4     $ 2,593.3

Net earned premiums                                       $ 2,231.9     $ 2,290.8     $ 2,314.2     $ 2,363.2     $ 2,574.0
Losses and loss adjustment expenses                         1,578.2       1,723.5       2,380.3       1,676.3       1,911.0
Other underwriting expenses                                   678.3         642.0         669.7         669.7         696.0
                                                          ---------     ---------     ---------     ---------     ---------
Statutory underwriting gain (loss)                            (24.6)        (74.7)       (735.8)         17.2         (33.0)
Policyholder dividends                                          8.9           3.3           7.3           7.3           8.8
                                                          ---------     ---------     ---------     ---------     ---------
Statutory underwriting gain (loss) after
   policyholder dividends                                 $   (33.5)    $   (78.0)    $  (743.1)    $     9.9     $   (41.8)
                                                          =========     =========     =========     =========     =========
Adjusted statutory underwriting gain (loss) after
   policyholder dividends (3)                             $   (33.5)    $   (78.0)    $  (743.1)    $     9.9     $   (41.8)
                                                          =========     =========     =========     =========     =========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                         70.7%         75.2%        102.9%         70.9%         74.2%
Other underwriting expense ratio                               28.4%         26.4%         27.5%         27.0%         26.8%
                                                          ---------     ---------     ---------     ---------     ---------
   Combined ratio                                              99.1%        101.6%        130.4%         97.9%        101.0%
                                                          =========     =========     =========     =========     =========
   Adjusted combined ratio (3)                                 99.1%        101.6%        130.4%         97.9%        101.0%
                                                          =========     =========     =========     =========     =========

GAAP COMBINED RATIO (2,3,4)

Loss and loss adjustment expense ratio                         70.6%         75.0%        102.7%         70.7%         73.8%
Other underwriting expense ratio                               29.4%         28.5%         27.7%         27.2%         28.4%
                                                          ---------     ---------     ---------     ---------     ---------
   Combined ratio                                             100.0%        103.5%        130.4%         97.9%        102.2%
                                                          =========     =========     =========     =========     =========

IMPACT ON COMBINED RATIO

Catastrophe losses                                              0.6%          3.7%         32.5%           --           0.3%
Prior-year reserve development:
 Asbestos:
  Not subject to indemnification agreement with
    Citigroup                                                   1.7%          1.7%          1.6%          1.6%          2.9%
  Subject to indemnification agreement with
    Citigroup (3)                                               N/A           N/A           N/A           N/A           N/A
Environmental and CIOTA                                          --           0.3%          0.3%          0.3%         (0.6)%
Other                                                          (2.4)%        (3.2)%        (2.4)%        (2.3)%        (0.9)%

OTHER STATUTORY STATISTICS

Reserves for losses and loss adjustment expenses          $19,272.4     $19,189.6     $19,772.1     $19,772.1     $20,214.5
Increase (decrease) in reserves*                          $  (155.7)    $   (82.8)    $   582.5     $   582.5     $   442.4
Statutory surplus                                         $ 7,436.5     $ 7,554.0     $ 7,465.4     $ 7,465.4     $ 7,687.3
Net written premiums/surplus (5)                             1.24:1        1.25:1        1.27:1        1.27:1        1.36:1


                                                                                                YTD           YTD           YTD
                                                            1Q           2Q          3Q          3Q         3Q 2001         3Q
                                                           2002         2002        2002        2001      ADJUSTED (1)     2002
                                                         ---------    ---------   ---------   ---------   ------------   ---------
STATUTORY UNDERWRITING

Net written premiums                                     $ 2,725.1    $ 3,095.5   $ 3,057.6   $ 7,252.2    $ 7,301.2     $ 8,878.2

Net earned premiums                                      $ 2,584.6    $ 2,756.7   $ 2,875.3   $ 6,836.9    $ 6,885.9     $ 8,216.6
Losses and loss adjustment expenses                        1,935.5      2,053.9     2,329.4     5,682.0      4,978.0       6,318.8
Other underwriting expenses                                  722.2        760.9       772.7     1,990.0      1,990.0       2,255.8
                                                         ---------    ---------   ---------   ---------    ---------     ---------
Statutory underwriting gain (loss)                           (73.1)       (58.1)     (226.8)     (835.1)       (82.1)       (358.0)
Policyholder dividends                                         7.4         (1.7)        4.0        19.5         19.5           9.7
                                                         ---------    ---------   ---------   ---------    ---------     ---------
Statutory underwriting gain (loss) after
   policyholder dividends                                $   (80.5)   $   (56.4)  $  (230.8)  $  (854.6)   $  (101.6)    $  (367.7)
                                                         =========    =========   =========   =========    =========     =========
Adjusted statutory underwriting gain (loss) after
   policyholder dividends (3)                            $   (80.5)   $   (56.4)  $    14.2   $  (854.6)   $  (101.6)    $  (122.7)
                                                         =========    =========   =========   =========    =========     =========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                        74.9%        74.5%       81.0%       83.1%        72.3%         76.9%
Other underwriting expense ratio                              26.5%        24.6%       25.3%       27.4%        27.3%         25.4%
                                                         ---------    ---------   ---------   ---------    ---------     ---------
   Combined ratio                                            101.4%        99.1%      106.3%      110.5%        99.6%        102.3%
                                                         =========    =========   =========   =========    =========     =========
   Adjusted combined ratio (3)                               101.4%        99.1%       97.8%      110.5%        99.6%         99.3%
                                                         =========    =========   =========   =========    =========     =========

GAAP COMBINED RATIO (2,3,4)

Loss and loss adjustment expense ratio                        74.6%        74.1%       71.8%       82.9%        72.1%         73.4%
Other underwriting expense ratio                              27.3%        25.3%       26.1%       28.5%        28.3%         26.2%
                                                         ---------    ---------   ---------   ---------    ---------     ---------
   Combined ratio                                            101.9%        99.4%       97.9%      111.4%       100.4%         99.6%
                                                         =========    =========   =========   =========    =========     =========

IMPACT ON COMBINED RATIO

Catastrophe losses                                             0.6%         0.8%        0.6%       12.4%         1.4%          0.7%
Prior-year reserve development:
 Asbestos:
  Not subject to indemnification agreement with
    Citigroup                                                  1.9%         1.9%        1.7%        1.7%         1.6%          1.8%
  Subject to indemnification agreement with
    Citigroup (3)                                               --           --         8.5%        N/A          N/A           3.0%
 Environmental and CIOTA                                       0.5%         0.4%        0.7%        0.2%         0.2%          0.5%
 Other                                                         1.4%         1.2%        0.3%       (2.7)%       (2.6)%         1.0%

OTHER STATUTORY STATISTICS

Reserves for losses and loss adjustment expenses         $20,193.0    $20,306.8   $20,719.6   $19,772.1    $19,772.1     $20,719.6
Increase (decrease) in reserves*                         $   (21.5)   $   113.8   $   412.8   $   344.0    $   344.0     $   505.1
Statutory surplus                                        $ 7,692.9    $ 7,645.2   $ 7,386.8   $ 7,465.4    $ 7,465.4     $ 7,386.8
Net written premiums/surplus (5)                            1.37:1       1.44:1      1.55:1      1.27:1       1.27:1        1.55:1


* Payments on environmental and cumulative injury claims incurred in prior years are reflected as a decrease in reserves. Such payments do not have any impact on reported GAAP earnings.

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001. Other statutory statistics have not been adjusted.

(2)  Before policyholder dividends.

(3) The statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the indemnification agreement with Citigroup. Accordingly, the prior-year reserve development subject to indemnification agreement with Citigroup's impact on combined ratio relates only to the unadjusted statutory combined ratio.

(4) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01, $51.6 million and $51.1 million in 1Q02, $52.0 million and $56.8 million in 2Q02, and $57.9 million and $60.7 million in 3Q02, respectively.

(5)  Based on 12 month rolling net written premiums.

Commencing 3Q02, the GAAP other underwriting expense ratio has been computed using net earned premiums. All prior periods have been restated to conform to this new presentation.

TRAVELERS PROPERTY CASUALTY CORP.

PROPERTY CASUALTY OPERATIONS - WRITTEN AND EARNED PREMIUMS     {TRAVELERS LOGO]
(in millions)


                                                                         3Q
                            1Q              2Q             3Q           2001               4Q            1Q
                           2001            2001           2001      ADJUSTED (1)          2001          2002
                        ----------     -----------     ----------   ------------        --------      --------
WRITTEN PREMIUMS

   Direct               $  2,666.2      $  2,631.1     $  2,782.0     $  2,782.0      $  2,916.0    $  3,176.2
   Assumed                   177.6           185.1          172.9          172.9           137.5         124.5
   Ceded                    (456.1)         (385.1)        (521.5)        (472.5)         (460.2)       (575.6)
                        ----------      ----------     ----------    -----------      ----------    ----------
   Net                  $  2,387.7      $  2,431.1     $  2,433.4     $  2,482.4      $  2,593.3    $  2,725.1
                        ==========      ==========     ==========     ==========       =========    ==========


EARNED PREMIUMS

   Direct               $  2,460.1      $  2,534.7     $  2,606.8     $  2,606.8      $  2,858.5    $  2,920.8
   Assumed                   213.7           186.9          183.3          183.3           193.2         150.1
   Ceded                    (441.9)         (430.8)        (475.9)        (426.9)         (477.7)       (486.3)
                        ----------      ----------     ----------     ----------      ----------    ----------
   Net                  $  2,231.9      $  2,290.8     $  2,314.2     $  2,363.2      $  2,574.0    $  2,584.6
                        ==========      ==========     ==========     ==========      ==========    ==========


                                                           YTD          YTD                YTD
                             2Q             3Q             3Q         3Q 2001              3Q
                            2002           2002           2001      ADJUSTED (1)          2002
                       -----------     -----------     ----------   ------------       ---------
WRITTEN PREMIUMS

    Direct              $  3,315.6      $  3,519.4     $  8,079.3     $  8,079.3     $  10,011.2
    Assumed                  189.6           175.0          535.6          535.6           489.1
    Ceded                   (409.7)         (636.8)      (1,362.7)      (1,313.7)       (1,622.1)
                         ---------      ----------     ----------     ----------     -----------
    Net                  $ 3,095.5      $  3,057.6     $  7,252.2     $  7,301.2     $   8,878.2
                         =========      ==========     ==========     ==========     ===========


 EARNED PREMIUMS

    Direct              $  3,078.5      $  3,223.1        7,601.6     $  7,601.6      $  9,222.4
    Assumed                  183.3           179.4          583.9          583.9           512.8
   Ceded                    (505.1)         (527.2)      (1,348.6)      (1,299.6)       (1,518.6)
                        ----------      ----------       --------     ----------      ----------
   Net                  $  2,756.7      $  2,875.3     $  6,836.9     $  6,885.9      $  8,216.6
                        ==========      ==========     ==========     ==========      ==========


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES STATEMENT OF OPERATING INCOME                  {TRAVELERS LOGO]

(in millions)



                                                                                               3Q
                                                          1Q          2Q          3Q          2001         4Q          1Q
                                                         2001        2001        2001     ADJUSTED (1)    2001        2002
                                                       --------    --------    --------   ------------  --------    --------
REVENUES

Premiums                                               $1,288.5    $1,312.5    $1,310.8     $1,355.8    $1,535.2    $1,554.6
Net investment income                                     416.7       416.9       382.1        382.1       400.6       382.4
Fee income                                                 77.7        83.9        93.2         93.2        92.6       102.7
Other revenues (2)                                          8.3        22.7         3.3          3.3         7.1         7.7
                                                       --------    --------    --------     --------    --------    --------
   Total revenues                                       1,791.2     1,836.0     1,789.4      1,834.4     2,035.5     2,047.4
                                                       --------    --------    --------     --------    --------    --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses (2)                  948.2       980.8     1,627.1        983.1     1,155.6     1,200.2
Amortization of deferred acquisition costs                188.3       208.3       209.6        209.6       258.7       251.3
Interest expense                                             --          --          --           --          --         0.6
General and administrative expenses                       245.5       234.4       208.7        208.7       243.6       233.3
                                                       --------    --------    --------     --------    --------    --------
   Total claims and expenses                            1,382.0     1,423.5     2,045.4      1,401.4     1,657.9     1,685.4
                                                       --------    --------    --------     --------    --------    --------

Operating income (loss) before federal income taxes
  and minority interest (2)                               409.2       412.5      (256.0)       433.0       377.6       362.0
Federal income taxes (benefit) (2)                        108.5       110.0      (124.0)       117.1        96.6        84.4
Minority interest, net of tax                                --          --          --           --          --          --
                                                       --------    --------    --------     --------    --------    --------
Operating income (loss)                                $  300.7    $  302.5    $ (132.0)    $  315.9    $  281.0    $  277.6
                                                       ========    ========    ========     ========    ========    ========


                                                                                   YTD        YTD          YTD
                                                            2Q          3Q          3Q      3Q 2001         3Q
                                                           2002        2002        2001    ADJUSTED (1)    2002
                                                         --------    --------    --------  ------------  --------
REVENUES

Premiums                                                 $1,688.4    $1,757.8    $3,911.8    $3,956.8    $5,000.8
Net investment income                                       369.7       357.8     1,215.7     1,215.7     1,109.9
Fee income                                                  108.8       118.6       254.8       254.8       330.1
Other revenues (2)                                            6.2       160.9        34.3        34.3       174.8
                                                         --------    --------    --------    --------    --------
   Total revenues                                         2,173.1     2,395.1     5,416.6     5,461.6     6,615.6
                                                         --------    --------    --------    --------    --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses (2)                  1,276.2     1,563.3     3,556.1     2,912.1     4,039.7
Amortization of deferred acquisition costs                  265.8       274.6       606.2       606.2       791.7
Interest expense                                              0.6         1.1          --          --         2.3
General and administrative expenses                         218.4       254.4       688.6       688.6       706.1
                                                         --------    --------    --------    --------    --------
   Total claims and expenses                              1,761.0     2,093.4     4,850.9     4,206.9     5,539.8
                                                         --------    --------    --------    --------    --------

Operating income (loss) before federal income taxes
  and minority interest (2)                                 412.1       301.7       565.7     1,254.7     1,075.8
Federal income taxes (benefit) (2)                          101.6         5.8        94.5       335.6       191.8
Minority interest, net of tax                                  --         1.2          --          --         1.2
                                                         --------    --------    --------    --------    --------
Operating income (loss)                                  $  310.5    $  294.7    $  471.2    $  919.1    $  882.8
                                                         ========    ========    ========    ========    ========


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) 3Q02 other revenues include an increase of $159.3 million, claims and claim adjustment expenses include an increase of $245.0 million, operating income
     (loss) before federal income taxes and minority interest includes a reduction of $85.7 million and federal income taxes (benefit) include a reduction of $85.7 million related to asbestos incurrals subject to the indemnification agreement with Citigroup. This also resulted in a reduction of the effective tax rate in the Commercial Lines statement of operating income of 18.5% and 5.2% for 3Q02 and YTD 3Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES - SELECTED STATISTICS                          {TRAVELERS LOGO]

(in millions)


                                                                                                        3Q
                                                              1Q            2Q            3Q           2001           4Q
                                                             2001          2001          2001      ADJUSTED (1)      2001
                                                           --------      --------      --------    ------------    --------

GAAP OPERATING INCOME (LOSS)                               $  300.7      $  302.5      $ (132.0)     $  315.9      $  281.0
                                                           ========      ========      ========      ========      ========

STATUTORY UNDERWRITING

Net written premiums                                       $1,444.9      $1,375.6      $1,358.0      $1,403.0      $1,559.1

Net earned premiums                                        $1,288.5      $1,312.5      $1,310.8      $1,355.8      $1,535.2
Losses and loss adjustment expenses                           901.5         947.0       1,578.9         934.9       1,112.6
Other underwriting expenses                                   430.3         383.7         396.2         396.2         434.6
                                                           --------      --------      --------      --------      --------
Statutory underwriting gain (loss)                            (43.3)        (18.2)       (664.3)         24.7         (12.0)
Policyholder dividends                                          8.9           3.3           7.3           7.3           8.8
                                                           --------      --------      --------      --------      --------
Statutory underwriting gain (loss) after
   policyholder dividends                                  $  (52.2)     $  (21.5)     $ (671.6)     $   17.4      $  (20.8)
                                                           ========      ========      ========      ========      ========
Adjusted statutory underwriting gain (loss) after
   policyholder dividends (3)                              $  (52.2)     $  (21.5)     $ (671.6)     $   17.4      $  (20.8)
                                                           ========      ========      ========      ========      ========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                         70.0%         72.2%        120.5%         69.0%         72.5%
Other underwriting expense ratio                               29.8%         27.9%         29.2%         28.2%         27.9%
                                                           --------      --------      --------      --------      --------
   Combined ratio                                              99.8%        100.1%        149.7%         97.2%        100.4%
                                                           ========      ========      ========      ========      ========
   Adjusted combined ratio (3)                                 99.8%        100.1%        149.7%         97.2%        100.4%
                                                           ========      ========      ========      ========      ========

GAAP COMBINED RATIO (2,3,4)

Loss and loss adjustment expense ratio                         69.8%         71.7%        120.1%         68.6%         71.7%
Other underwriting expense ratio                               30.8%         30.1%         28.3%         27.3%         29.6%
                                                           --------      --------      --------      --------      --------
   Combined ratio                                             100.6%        101.8%        148.4%         95.9%        101.3%
                                                           ========      ========      ========      ========      ========

IMPACT ON COMBINED RATIO

Catastrophe losses                                              1.0%          1.4%         52.5%           --           0.2%
Prior-year reserve development:
 Asbestos:
  Not subject to indemnification agreement with Citigroup       2.9%          2.9%          2.9%          2.8%          4.9%
  Subject to indemnification agreement with Citigroup (3)       N/A           N/A           N/A           N/A           N/A
 Environmental and CIOTA                                         --           0.6%          0.6%          0.6%         (0.9)%
 Other                                                         (3.7)%        (4.5)%        (3.8)%        (3.7)%        (1.0)%

OTHER STATISTICS

Effective tax rate on net investment income                    26.5%         26.7%         25.8%         25.8%         25.8%
Net investment income (after-tax)                          $  306.1      $  305.7      $  283.7      $  283.7      $  297.3

Catastrophe losses, net of reinsurance (pre-tax)           $   12.6      $   19.0      $  689.0      $     --      $    3.2
Asbestos and environmental losses (pre-tax)                $   48.9      $   49.9      $   48.9      $   48.9      $   86.8
Goodwill amortization                                      $   12.0      $   12.0      $   12.0      $   12.0      $   14.3


                                                                                                YTD           YTD          YTD
                                                            1Q            2Q         3Q          3Q         3Q 2001         3Q
                                                           2002          2002       2002        2001      ADJUSTED (1)     2002
                                                         --------      --------   --------    --------    ------------   --------

GAAP OPERATING INCOME (LOSS)                             $  277.6      $  310.5   $  294.7    $  471.2      $  919.1     $  882.8
                                                         ========      ========   ========    ========      ========     ========

STATUTORY UNDERWRITING

Net written premiums                                     $1,687.7      $1,921.5   $1,839.6    $4,178.5      $4,223.5     $5,448.8

Net earned premiums                                      $1,554.6      $1,688.4   $1,757.8    $3,911.8      $3,956.8     $5,000.8
Losses and loss adjustment expenses                       1,149.8       1,235.5    1,522.8     3,427.4       2,783.4      3,908.1
Other underwriting expenses                                 460.6         482.0      476.8     1,210.2       1,210.2      1,419.4
                                                         --------      --------   --------    --------      --------     --------
Statutory underwriting gain (loss)                          (55.8)        (29.1)    (241.8)     (725.8)        (36.8)      (326.7)
Policyholder dividends                                        7.4          (1.7)       4.0        19.5          19.5          9.7
                                                         --------      --------   --------    --------      --------     --------
Statutory underwriting gain (loss) after
   policyholder dividends                                $  (63.2)     $  (27.4)  $ (245.8)   $ (745.3)     $  (56.3)    $ (336.4)
                                                         ========      ========   ========    ========      ========     ========
Adjusted statutory underwriting gain (loss) after
   policyholder dividends (3)                            $  (63.2)     $  (27.4)  $   (0.8)   $ (745.3)     $  (56.3)    $  (91.4)
                                                         ========      ========   ========    ========      ========     ========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                       74.0%         73.2%      86.6%       87.6%         70.3%        78.1%
Other underwriting expense ratio                             27.3%         25.1%      25.9%       29.0%         28.7%        26.0%
                                                         --------      --------   --------    --------      --------     --------
   Combined ratio                                           101.3%         98.3%     112.5%      116.6%         99.0%       104.1%
                                                         ========      ========   ========    ========      ========     ========
   Adjusted combined ratio (3)                              101.3%         98.3%      98.6%      116.6%         99.0%        99.3%
                                                         ========      ========   ========    ========      ========     ========

GAAP COMBINED RATIO (2,3,4)

Loss and loss adjustment expense ratio                       73.4%         72.6%      71.5%       87.3%         70.0%        72.5%
Other underwriting expense ratio                             27.9%         25.3%      26.6%       29.7%         29.4%        26.6%
                                                         --------      --------   --------    --------      --------     --------
   Combined ratio                                           101.3%         97.9%      98.1%      117.0%         99.4%        99.1%
                                                         ========      ========   ========    ========      ========     ========

IMPACT ON COMBINED RATIO

Catastrophe losses                                             --            --         --        18.4%          0.8%          --
Prior-year reserve development:
 Asbestos:
  Not subject to indemnification agreement with Citigroup     3.2%          3.0%       2.8%        2.9%          2.9%         3.0%
  Subject to indemnification agreement with Citigroup (3)      --            --       13.9%        N/A           N/A          4.9%
 Environmental and CIOTA                                      0.9%          0.7%       1.1%        0.4%          0.4%         0.9%
 Other                                                        2.1%          1.7%       0.3%       (4.0)%        (4.0)%        1.3%

OTHER STATISTICS

Effective tax rate on net investment income                  25.4%         24.9%      24.3%       26.3%         26.3%        24.9%
Net investment income (after-tax)                        $  285.4      $  277.5   $  270.7    $  895.5      $  895.5     $  833.6

Catastrophe losses, net of reinsurance (pre-tax)         $     --      $     --   $     --    $  720.6      $   31.6     $     --
Asbestos and environmental losses (pre-tax)              $   63.7      $   65.0   $  316.4    $  147.7      $  147.7     $  445.1
Goodwill amortization                                    $     --      $     --   $     --    $   36.0      $   36.0     $     --


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2)  Before policyholder dividends.

(3) The statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the indemnification agreement with Citigroup. Accordingly, the prior-year reserve development subject to indemnification agreement with Citigroup's impact on combined ratio relates only to the unadjusted statutory combined ratio.

(4) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01, $51.6 million and $51.1 million in 1Q02, $52.0 million and $56.8 million in 2Q02 and $57.9 million and $60.7 million in 3Q02, respectively.

Commencing 3Q02, the GAAP other underwriting expense ratio has been computed using net earned premiums. All prior periods have been restated to conform to this new presentation.

TRAVELERS PROPERTY CASUALTY CORP.
                                                                {TRAVELERS LOGO]

COMMERCIAL LINES - NET WRITTEN PREMIUMS BY MARKET AND PRODUCT LINE
(in millions)


                                                                              3Q
                                           1Q          2Q          3Q        2001          4Q          1Q          2Q
                                          2001        2001        2001    ADJUSTED (1)    2001        2002        2002
                                        --------    --------    --------  ------------  --------    --------    --------
NET WRITTEN PREMIUMS BY MARKET

Core

  National Accounts                     $  126.2    $   77.0    $  115.8    $  120.8    $   99.9    $   96.8    $  196.8
  Commercial Accounts                      546.9       527.1       528.8       561.8       804.3       859.3       912.1
  Select Accounts                          429.4       439.6       411.7       415.7       432.5       455.0       472.9
                                        --------    --------    --------    --------    --------    --------    --------
                                         1,102.5     1,043.7     1,056.3     1,098.3     1,336.7     1,411.1     1,581.8
                                        --------    --------    --------    --------    --------    --------    --------
Specialty

  Bond                                     167.6       142.4       147.8       147.8       132.4       131.6       159.5
  Gulf                                     174.8       189.5       153.9       156.9        90.0       145.0       180.2
                                        --------    --------    --------    --------    --------    --------    --------
                                           342.4       331.9       301.7       304.7       222.4       276.6       339.7
                                        --------    --------    --------    --------    --------    --------    --------
    Total net written premiums          $1,444.9    $1,375.6    $1,358.0    $1,403.0    $1,559.1    $1,687.7    $1,921.5
                                        ========    ========    ========    ========    ========    ========    ========


NET WRITTEN PREMIUMS BY PRODUCT LINE

Commercial multi-peril                  $  450.4    $  421.2    $  411.1    $  415.1    $  475.2    $  514.6    $  527.4
Workers' compensation                      308.5       228.7       251.9       256.9       241.5       272.6       254.7
Commercial automobile                      206.0       203.0       223.3       223.3       282.0       308.6       422.4
Property                                   195.8       241.5       180.1       216.1       215.7       241.1       319.5
Fidelity and surety                        120.4       133.0       134.5       134.5       118.7       117.4       136.3
General liability                          163.8       148.2       157.1       157.1       226.0       233.4       261.2
                                        --------    --------    --------    --------    --------    --------    --------
    Total net written premiums          $1,444.9    $1,375.6    $1,358.0    $1,403.0    $1,559.1    $1,687.7    $1,921.5
                                        ========    ========    ========    ========    ========    ========    ========


                                                          YTD        YTD           YTD
                                              3Q          3Q        3Q 2001        3Q
                                             2002        2001     ADJUSTED (1)    2002
                                           --------    --------   ------------  --------
NET WRITTEN PREMIUMS BY MARKET

Core

  National Accounts                        $  218.6    $  319.0     $  324.0    $  512.2
  Commercial Accounts                         888.3     1,602.8      1,635.8     2,659.7
  Select Accounts                             453.6     1,280.7      1,284.7     1,381.5
                                           --------    --------     --------    --------
                                            1,560.5     3,202.5      3,244.5     4,553.4
                                           --------    --------     --------    --------
Specialty

  Bond                                        175.4       457.8        457.8       466.5
  Gulf                                        103.7       518.2        521.2       428.9
                                           --------    --------     --------    --------
                                              279.1       976.0        979.0       895.4
                                           --------    --------     --------    --------
    Total net written premiums             $1,839.6    $4,178.5     $4,223.5    $5,448.8
                                           ========    ========     ========    ========


NET WRITTEN PREMIUMS BY PRODUCT LINE

Commercial multi-peril                     $  503.8    $1,282.7    $1,286.7    $1,545.8
Workers' compensation                         280.8       789.1       794.1       808.1
Commercial automobile                         360.6       632.3       632.3     1,091.6
Property                                      260.4       617.4       653.4       821.0
Fidelity and surety                           151.4       387.9       387.9       405.1
General liability                             282.6       469.1       469.1       777.2
                                           --------    --------    --------    --------
    Total net written premiums             $1,839.6    $4,178.5    $4,223.5    $5,448.8
                                           ========    ========    ========    ========


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES - SELECTED PRODUCTION STATISTICS
(in millions)


                                                                                  3Q
                                     1Q             2Q             3Q            2001             4Q
                                    2001           2001           2001         ADJUSTED(1)      2001
                                  --------       --------       --------       -----------    --------
NATIONAL ACCOUNTS

Net written premiums              $  126.2       $   77.0       $  115.8       $  120.8       $   99.9
Claim volume under
  administration                  $  766.4       $  478.7       $  414.0       $  414.0       $  593.2
Written fees                      $  106.7       $   84.4       $   73.1       $   73.1       $   96.8

COMMERCIAL ACCOUNTS

Net written premiums
  excluding acquisitions (2)      $  546.9       $  527.1       $  528.8       $  561.8       $  636.9
New business premiums (2,3)       $  102.3       $  106.3       $  115.4       $  115.4       $  183.0
Retention (2,3,4)                       71%            70%            71%            71%            72%
Renewal price change (2,3,5)            23%            14%            19%            19%            20%
Net written premiums
  from acquisitions (6)           $     --       $     --       $     --       $     --       $  167.4

SELECT ACCOUNTS

Net written premiums              $  429.4       $  439.6       $  411.7       $  415.7       $  432.5
New business premiums (3)         $   76.0       $   71.0       $   65.8       $   65.8       $   63.0
Retention (3,4)                         80%            79%            81%            81%            81%
Renewal price change (3,5)              15%            15%            14%            14%            14%

BOND

Gross written premiums            $  155.9       $  164.7       $  168.1       $  168.1       $  157.1
Net written premiums              $  167.6       $  142.4       $  147.8       $  147.8       $  132.4

GULF

Gross written premiums            $  351.8       $  360.1       $  325.7       $  325.7       $  248.9
Net written premiums              $  174.8       $  189.5       $  153.9       $  156.9       $   90.0


                                                                                 YTD             YTD            YTD
                                      1Q             2Q             3Q           3Q            3Q 2001          3Q
                                     2002           2002           2002         2001          ADJUSTED (1)      2002
                                  --------       --------       --------       --------       ------------   --------
NATIONAL ACCOUNTS


Net written premiums              $   96.8       $  196.8       $  218.6       $  319.0       $  324.0       $  512.2
Claim volume under
  administration                  $  871.3       $  595.3       $  549.8       $1,659.1       $1,659.1       $2,016.4
Written fees                      $  138.3       $  117.7       $  108.1       $  264.2       $  264.2       $  364.1

COMMERCIAL ACCOUNTS

Net written premiums
  excluding acquisitions (2)      $  675.8       $  612.6       $  680.1       $1,602.8       $1,635.8       $1,968.5
New business premiums (2,3)       $  187.3       $  168.2       $  160.2       $  324.0       $  324.0       $  515.7
Retention (2,3,4)                       75%            74%            75%            70%            70%            75%
Renewal price change (2,3,5)            24%            24%            24%            18%            18%            23%
Net written premiums
  from acquisitions (6)           $  183.5       $  299.5       $  208.2       $     --       $     --       $  691.2

SELECT ACCOUNTS

Net written premiums              $  455.0       $  472.9       $  453.6       $1,280.7       $1,284.7       $1,381.5
New business premiums (3)         $   66.8       $   72.5       $   73.1       $  212.8       $  212.8       $  212.4
Retention (3,4)                         79%            79%            79%            80%            80%            79%
Renewal price change (3,5)              17%            18%            18%            14%            14%            18%

BOND

Gross written premiums            $  178.1       $  183.5       $  204.9       $  488.7       $  488.7       $  566.5
Net written premiums              $  131.6       $  159.5       $  175.4       $  457.8       $  457.8       $  466.5

GULF

Gross written premiums            $  309.3       $  338.7       $  327.6       $1,037.6       $1,037.6       $  975.6
Net written premiums              $  145.0       $  180.2       $  103.7       $  518.2       $  521.2       $  428.9


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) Excludes Northland and Associates acquired in the fourth quarter of 2001.

(3) The current quarter statistics are subject to change due to further development.

(4) Retention represents the estimated percentage of premium available for renewal which renewed in the current period.

(5) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(6) Represents Northland and Associates acquired in the fourth quarter of 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES STATEMENT OF OPERATING INCOME
(in millions)


                                                                                       3Q
                                                 1Q          2Q          3Q           2001         4Q          1Q
                                                2001        2001        2001       ADJUSTED(1)    2001        2002
                                              ----------  ----------  ----------  ----------    ----------  ----------
REVENUES

Premiums                                      $    943.4  $    978.3  $  1,003.4  $  1,007.4    $  1,038.8  $  1,030.0
Net investment income                              114.2       102.7        95.9        95.9          97.4       104.3
Other revenues                                      18.5        17.9        17.4        17.4          19.5        21.1
                                              ----------  ----------  ----------  ----------    ----------  ----------
   Total revenues                                1,076.1     1,098.9     1,116.7     1,120.7       1,155.7     1,155.4
                                              ----------  ----------  ----------  ----------    ----------  ----------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses               676.6       776.6       801.4       741.4         798.4       785.9
Amortization of deferred acquisition costs         160.2       165.6       171.2       171.2         176.8       175.1
General and administrative expenses                 98.8        88.5        98.7        98.7          96.9        95.7
                                              ----------  ----------  ----------  ----------    ----------  ----------
   Total claims and expenses                       935.6     1,030.7     1,071.3     1,011.3       1,072.1     1,056.7
                                              ----------  ----------  ----------  ----------    ----------  ----------

Operating income before federal income taxes       140.5        68.2        45.4       109.4          83.6        98.7
Federal income taxes                                44.1        18.5        10.6        33.0          23.5        27.5
                                              ----------  ----------  ----------  ----------    ----------  ----------
Operating income                              $     96.4  $     49.7  $     34.8  $     76.4    $     60.1  $     71.2
                                              ==========  ==========  ==========  ==========    ==========  ==========

                                                                          YTD         YTD            YTD
                                                  2Q          3Q          3Q        3Q 2001          3Q
                                                 2002        2002        2001      ADJUSTED(1)      2002
                                               ----------  ----------  ----------  ----------    ----------
REVENUES

Premiums                                       $  1,068.3  $  1,117.5  $  2,925.1  $  2,929.1    $  3,215.8
Net investment income                                95.3        83.4       312.8       312.8         283.0
Other revenues                                       19.2        19.6        53.8        53.8          59.9
                                               ----------  ----------  ----------  ----------    ----------
   Total revenues                                 1,182.8     1,220.5     3,291.7     3,295.7       3,558.7
                                               ----------  ----------  ----------  ----------    ----------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                818.1       806.7     2,254.6     2,194.6       2,410.7
Amortization of deferred acquisition costs          180.3       187.7       497.0       497.0         543.1
General and administrative expenses                  87.5        95.8       286.0       286.0         279.0
                                               ----------  ----------  ----------  ----------    ----------
   Total claims and expenses                      1,085.9     1,090.2     3,037.6     2,977.6       3,232.8
                                               ----------  ----------  ----------  ----------    ----------

Operating income before federal income taxes         96.9       130.3       254.1       318.1         325.9
Federal income taxes                                 26.9        38.3        73.2        95.6          92.7
                                               ----------  ----------  ----------  ----------    ----------
Operating income                               $     70.0  $     92.0  $    180.9  $    222.5    $    233.2
                                               ==========  ==========  ==========  ==========    ==========


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED STATISTICS
(in millions)


                                                                                                 3Q
                                                       1Q            2Q            3Q           2001           4Q
                                                      2001          2001          2001        ADJUSTED(1)     2001
                                                    --------      --------      --------      --------      --------

GAAP operating income                               $   96.4      $   49.7      $   34.8      $   76.4      $   60.1
                                                    ========      ========      ========      ========      ========

STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE

Auto                                                $  621.7      $  653.7      $  663.0      $  663.0      $  652.3
Homeowners and other                                   321.1         401.8         412.4         416.4         381.9
                                                    --------      --------      --------      --------      --------
  Total net written premiums                        $  942.8      $1,055.5      $1,075.4      $1,079.4      $1,034.2
                                                    ========      ========      ========      ========      ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                  $  756.2      $  847.0      $  868.1      $  871.4      $  836.6
Additional distribution                                159.1         174.5         179.7         180.4         173.8
Other                                                   27.5          34.0          27.6          27.6          23.8
                                                    --------      --------      --------      --------      --------
  Total net written premiums                        $  942.8      $1,055.5      $1,075.4      $1,079.4      $1,034.2
                                                    ========      ========      ========      ========      ========

Net earned premiums                                 $  943.4      $  978.3      $1,003.4      $1,007.4      $1,038.8
Losses and loss adjustment expenses                    676.7         776.5         801.4         741.4         798.4
Other underwriting expenses                            248.0         258.3         273.5         273.5         261.4
                                                    --------      --------      --------      --------      --------
Statutory underwriting gain (loss)                  $   18.7      $  (56.5)     $  (71.5)     $   (7.5)     $  (21.0)
                                                    ========      ========      ========      ========      ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                  71.7%         79.4%         79.9%         73.6%         76.9%
Other underwriting expense ratio                        26.3%         24.5%         25.4%         25.3%         25.3%
                                                    --------      --------      --------      --------      --------
   Combined ratio                                       98.0%        103.9%        105.3%         98.9%        102.2%
                                                    ========      ========      ========      ========      ========

GAAP COMBINED RATIO

Loss and loss adjustment expense ratio                  71.7%         79.4%         79.9%         73.6%         76.9%
Other underwriting expense ratio                        27.5%         26.2%         27.0%         26.9%         26.5%
                                                    --------      --------      --------      --------      --------
   Combined ratio                                       99.2%        105.6%        106.9%        100.5%        103.4%
                                                    ========      ========      ========      ========      ========

IMPACT ON COMBINED RATIO

Catastrophe losses                                        --           6.6%          6.4%           --           0.3%
Prior-year reserve development                          (0.6)%        (1.4)%        (0.5)%        (0.5)%        (0.6)%

OTHER STATISTICS

Effective tax rate on net investment income             29.2%         28.1%         27.7%         27.7%         27.9%
Net investment income (after-tax)                   $   80.9      $   73.8      $   69.3      $   69.3      $   70.2

Catastrophe losses, net of reinsurance (pre-tax)    $     --      $   65.0      $   64.0      $     --      $    3.5
Goodwill amortization                               $    4.5      $    4.5      $    4.5      $    4.5      $    5.0


                                                                                                YTD            YTD          YTD
                                                       1Q            2Q            3Q           3Q           3Q 2001        3Q
                                                      2002          2002          2002         2001        ADJUSTED(1)     2002
                                                    --------      --------      --------     --------      --------      --------

GAAP operating income                               $   71.2      $   70.0      $   92.0     $  180.9      $  222.5      $  233.2
                                                    ========      ========      ========     ========      ========      ========

STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE

Auto                                                $  687.1      $  714.6      $  741.8     $1,938.4      $1,938.4      $2,143.5
Homeowners and other                                   350.3         459.4         476.2      1,135.3       1,139.3       1,285.9
                                                    --------      --------      --------     --------      --------      --------
  Total net written premiums                        $1,037.4      $1,174.0      $1,218.0     $3,073.7      $3,077.7      $3,429.4
                                                    ========      ========      ========     ========      ========      ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                  $  850.7      $  961.4      $  995.8     $2,471.3      $2,474.6      $2,807.9
Additional distribution                                165.0         186.2         195.5        513.3         514.0         546.7
Other                                                   21.7          26.4          26.7         89.1          89.1          74.8
                                                    --------      --------      --------     --------      --------      --------
  Total net written premiums                        $1,037.4      $1,174.0      $1,218.0     $3,073.7      $3,077.7      $3,429.4
                                                    ========      ========      ========     ========      ========      ========

Net earned premiums                                 $1,030.0      $1,068.3      $1,117.5     $2,925.1      $2,929.1      $3,215.8
Losses and loss adjustment expenses                    785.7         818.4         806.6      2,254.6       2,194.6       2,410.7
Other underwriting expenses                            261.6         278.9         295.9        779.8         779.8         836.4
                                                    --------      --------      --------     --------      --------      --------
Statutory underwriting gain (loss)                  $  (17.3)     $  (29.0)     $   15.0     $ (109.3)     $  (45.3)     $  (31.3)
                                                    ========      ========      ========     ========      ========      ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                  76.3%         76.6%         72.2%        77.1%         74.9%         75.0%
Other underwriting expense ratio                        25.2%         23.8%         24.3%        25.4%         25.3%         24.4%
                                                    --------      --------      --------     --------      --------      --------
   Combined ratio                                      101.5%        100.4%         96.5%       102.5%        100.2%         99.4%
                                                    ========      ========      ========     ========      ========      ========

GAAP COMBINED RATIO

Loss and loss adjustment expense ratio                  76.3%         76.6%         72.2%        77.1%         74.9%         75.0%
Other underwriting expense ratio                        26.4%         25.2%         25.4%        26.9%         26.9%         25.6%
                                                    --------      --------      --------     --------      --------      --------
   Combined ratio                                      102.7%        101.8%         97.6%       104.0%        101.8%        100.6%
                                                    ========      ========      ========     ========      ========      ========

IMPACT ON COMBINED RATIO

Catastrophe losses                                       1.6%          2.1%          1.5%         4.4%          2.2%          1.7%
Prior-year reserve development                           0.5%          0.4%          0.3%        (0.9)%        (0.9)%         0.4%

OTHER STATISTICS

Effective tax rate on net investment income             28.2%         27.6%         26.3%        28.4%         28.4%         27.4%
Net investment income (after-tax)                   $   75.0      $   69.0      $   61.5     $  224.0      $  224.0      $  205.5

Catastrophe losses, net of reinsurance (pre-tax)    $   16.0      $   22.0      $   17.0     $  129.0      $   65.0      $   55.0
Goodwill amortization                               $     --      $     --      $     --     $   13.5      $   13.5      $     --


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

Commencing 3Q02, the GAAP other underwriting expense ratio has been computed using net earned premiums. All prior periods have been restated to conform to this new presentation.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED STATISTICS - AUTO
(in millions)


                                                                                                  3Q
                                                       1Q            2Q            3Q            2001          4Q
                                                      2001          2001          2001        ADJUSTED(1)     2001
                                                    --------      --------      --------      --------      --------
Statutory underwriting

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                  $  515.8      $  544.3      $  558.5      $  558.5      $  551.2
Additional distribution                                 80.2          77.1          78.2          78.2          78.4
Other                                                   25.7          32.3          26.3          26.3          22.7
                                                    --------      --------      --------      --------      --------
  Total net written premiums                        $  621.7      $  653.7      $  663.0      $  663.0      $  652.3
                                                    ========      ========      ========      ========      ========

Net earned premiums                                 $  588.2      $  613.7      $  632.4      $  632.4      $  656.3
Losses and loss adjustment expenses                    462.6         498.7         516.5         508.0         532.7
Other underwriting expenses                            151.4         150.7         155.3         155.3         152.4
                                                    --------      --------      --------      --------      --------
Statutory underwriting loss                         $  (25.8)     $  (35.7)     $  (39.4)     $  (30.9)     $  (28.8)
                                                    ========      ========      ========      ========      ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                  78.6%         81.3%         81.7%         80.3%         81.2%
Other underwriting expense ratio                        24.4%         23.1%         23.4%         23.4%         23.4%
                                                    --------      --------      --------      --------      --------
   Combined ratio                                      103.0%        104.4%        105.1%        103.7%        104.6%
                                                    ========      ========      ========      ========      ========

Catastrophe losses, net of reinsurance (pre-tax)    $     --      $   13.5      $    8.5      $     --      $   (0.9)


                                                                                                YTD             YTD         YTD
                                                       1Q            2Q            3Q           3Q           3Q 2001        3Q
                                                      2002          2002          2002         2001        ADJUSTED(1)     2002
                                                    --------      --------      --------     --------      --------      --------
Statutory underwriting

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                  $  587.1      $  610.0      $  634.2     $1,618.6      $1,618.6      $1,831.3
Additional distribution                                 79.5          79.4          82.2        235.5         235.5         241.1
Other                                                   20.5          25.2          25.4         84.3          84.3          71.1
                                                    --------      --------      --------     --------      --------      --------
  Total net written premiums                        $  687.1      $  714.6      $  741.8     $1,938.4      $1,938.4      $2,143.5
                                                    ========      ========      ========     ========      ========      ========

Net earned premiums                                 $  650.8      $  674.6      $  701.4     $1,834.3      $1,834.3      $2,026.8
Losses and loss adjustment expenses                    530.9         546.1         528.4      1,477.8       1,469.3       1,605.4
Other underwriting expenses                            159.8         161.5         172.1        457.4         457.4         493.4
                                                    --------      --------      --------     --------      --------      --------
Statutory underwriting loss                         $  (39.9)     $  (33.0)     $    0.9     $ (100.9)     $  (92.4)     $  (72.0)
                                                    ========      ========      ========     ========      ========      ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                  81.6%         81.0%         75.3%        80.6%         80.1%         79.2%
Other underwriting expense ratio                        23.3%         22.6%         23.2%        23.6%         23.6%         23.0%
                                                    --------      --------      --------     --------      --------      --------
   Combined ratio                                      104.9%        103.6%         98.5%       104.2%        103.7%        102.2%
                                                    ========      ========      ========     ========      ========      ========

Catastrophe losses, net of reinsurance (pre-tax)    $     --      $     --      $     --     $   22.0      $   13.5      $     --


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES - SELECTED STATISTICS - HOMEOWNERS AND OTHER
(in millions)
                                                                [TRAVELERS LOGO]

                                                                                        3Q
                                                    1Q           2Q          3Q         2001        4Q         1Q
                                                   2001         2001        2001     ADJUSTED(1)   2001       2002
                                                  --------    --------    --------   --------    --------   --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                $  240.4    $  302.7    $  309.6   $  312.9    $  285.4   $  263.6
Additional distribution                               78.9        97.4       101.5      102.2        95.4       85.5
Other                                                  1.8         1.7         1.3        1.3         1.1        1.2
                                                  --------    --------    --------   --------    --------   --------
  Total net written premiums                      $  321.1    $  401.8    $  412.4   $  416.4    $  381.9   $  350.3
                                                  ========    ========    ========   ========    ========   ========

Net earned premiums                               $  355.2    $  364.6    $  371.0   $  375.0    $  382.5   $  379.2
Losses and loss adjustment expenses                  214.1       277.8       284.9      233.4       265.7      254.8
Other underwriting expenses                           96.6       107.6       118.2      118.2       109.0      101.8
                                                  --------    --------    --------   --------    --------   --------
Statutory underwriting gain (loss)                $   44.5    $  (20.8)   $  (32.1)  $   23.4    $    7.8   $   22.6
                                                  ========    ========    ========   ========    ========   ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                60.3%       76.2%       76.8%      62.2%       69.5%      67.2%
Other underwriting expense ratio                      30.1%       26.8%       28.7%      28.4%       28.5%      29.1%
                                                  --------    --------    --------   --------    --------   --------
   Combined ratio                                     90.4%      103.0%      105.5%      90.6%       98.0%      96.3%
                                                  ========    ========    ========   ========    ========   ========

Catastrophe losses, net of reinsurance (pre-tax)  $     --    $   51.5    $   55.5   $     --    $    4.4   $   16.0

                                                                          YTD          YTD            YTD
                                                     2Q       3Q           3Q         3Q 2001         3Q
                                                    2002     2002         2001      ADJUSTED (1)     2002
                                                  --------  --------   ----------   ----------   ----------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                $  351.4  $  361.6   $    852.7   $    856.0   $    976.6
Additional distribution                              106.8     113.3        277.8        278.5        305.6
Other                                                  1.2       1.3          4.8          4.8          3.7
                                                  --------  --------   ----------   ----------   ----------
  Total net written premiums                      $  459.4  $  476.2   $  1,135.3   $  1,139.3   $  1,285.9
                                                  ========  ========   ==========   ==========   ==========

Net earned premiums                               $  393.7  $  416.1   $  1,090.8   $  1,094.8   $  1,189.0
Losses and loss adjustment expenses                  272.3     278.2        776.8        725.3        805.3
Other underwriting expenses                          117.4     123.8        322.4        322.4        343.0
                                                  --------  --------   ----------   ----------   ----------
Statutory underwriting gain (loss)                $    4.0  $   14.1   $     (8.4)  $     47.1   $     40.7
                                                  ========  ========   ==========   ==========   ==========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                69.2%     66.9%        71.2%        66.2%        67.7%
Other underwriting expense ratio                      25.6%     26.0%        28.4%        28.3%        26.7%
                                                  --------  --------   ----------   ----------   ----------
   Combined ratio                                     94.8%     92.9%        99.6%        94.5%        94.4%
                                                  ========  ========   ==========   ==========   ==========

Catastrophe losses, net of reinsurance (pre-tax)  $   22.0  $   17.0   $    107.0   $     51.5   $     55.0


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES - SELECTED PRODUCTION STATISTICS
(in millions)

                                                                [TRAVELERS LOGO]


                                                                           3Q
                                             1Q       2Q        3Q         2001         4Q        1Q
                                             2001     2001      2001     ADJUSTED(1)   2001      2002
                                             ----     ----      ----     ----------    ----      ----
AUTO

Net written premiums
  excluding acquisitions (2)                $ 621.7   $653.7    $663.0    $663.0     $ 628.6   $ 652.3

Policies in force (PIF) (in thousands) (2)    1,861    1,876     1,880     1,880       1,874     1,873

New business PIF (in thousands) (2)             107      118       113       113         100       100

Retention* (2,3,4)                               79%      79%       79%       79%         79%       80%

Renewal price change* (2,4,5)                     7%       7%        7%        7%          6%        7%

Net written premiums
  from acquisitions (6)                     $    --   $   --    $   --    $   --     $  23.7   $  34.8

HOMEOWNERS AND OTHER

Net written premiums
  excluding acquisitions (2)                $ 321.1   $401.8    $412.4    $416.4     $ 380.3   $ 347.8

Policies in force (PIF) (in thousands) (2)    3,521    3,517     3,503     3,503       3,481     3,459

New business PIF (in thousands) (2)             121      136       144       144         124       112

Retention (2,3,4)                                79%      80%       80%       80%         80%       80%

Renewal price change (2,4,5)                     10%      10%       10%       10%         10%       12%

Net written premiums
  from acquisitions (6)                     $    --   $   --    $   --    $   --     $   1.6   $   2.5

                                                                    YTD         YTD         YTD
                                                 2Q       3Q        3Q       3Q  2001        3Q
                                               2002      2002      2001      ADJUSTED(1)    2002
                                               ----      ----      ----      -----------    ----
AUTO

Net written premiums
  excluding acquisitions (2)                  $ 692.7   $ 722.5   $1,938.4   $1,938.4     $2,067.5

Policies in force (PIF) (in thousands) (2)      1,886     1,903      1,880      1,880        1,903

New business PIF (in thousands) (2)               107       110        338        338          317

Retention* (2,3,4)                                 80%       80%        79%        79%          80%

Renewal price change* (2,4,5)                       8%        8%         7%         7%           8%

Net written premiums
  from acquisitions (6)                       $  21.9   $  19.3   $     --   $     --     $   76.0

HOMEOWNERS AND OTHER

Net written premiums
  excluding acquisitions (2)                  $ 454.6   $ 472.6   $1,135.3   $1,139.3     $1,275.0

Policies in force (PIF) (in thousands) (2)      3,453     3,455      3,503      3,503        3,455

New business PIF (in thousands) (2)               138       156        401        401          406

Retention (2,3,4)                                  80%       80%        80%        80%          80%

Renewal price change (2,4,5)                       16%       15%        10%        10%          15%

Net written premiums
  from acquisitions (6)                       $   4.8   $   3.6   $     --   $     --     $   10.9



* Represents standard voluntary automobile business, which represents approximately 92% and 93% of total auto policies in force for YTD 3Q 2001 and 2002, respectively.

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2)   Excludes Northland acquired in the fourth quarter of 2001.

(3) Retention represents the estimated percentage of policies from the prior year period renewed in the current period.

(4) The current quarter statistics are subject to change due to further development.

(5) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(6)   Represents Northland acquired in the fourth quarter of 2001.

TRAVELERS PROPERTY CASUALTY CORP.
INTEREST EXPENSE AND OTHER STATEMENT OF OPERATING LOSS
(in millions)


                                                                [TRAVELERS LOGO]


                                                     1Q        2Q       3Q        4Q        1Q
                                                    2001      2001     2001      2001      2002
                                                  -------   -------   -------   -------   -------
Revenues

Net investment income                             $  (2.1)  $  (1.3)  $  10.1   $   0.8   $   1.1
Other revenues                                        0.6       0.1        --       0.3        --
                                                  -------   -------   -------   -------   -------
   Total revenues                                    (1.5)     (1.2)     10.1       1.1       1.1
                                                  -------   -------   -------   -------   -------

CLAIMS AND EXPENSES

Interest expense                                     65.7      52.7      46.4      40.1      35.2
General and administrative expenses                   6.6       3.7       0.8       1.9      (0.1)
                                                  -------   -------   -------   -------   -------
   Total claims and expenses                         72.3      56.4      47.2      42.0      35.1
                                                  -------   -------   -------   -------   -------

Operating loss before federal income tax benefit    (73.8)    (57.6)    (37.1)    (40.9)    (34.0)
Federal income tax benefit                          (25.5)    (19.7)    (12.6)    (14.1)    (11.8)
                                                  -------   -------   -------   -------   -------
Operating loss                                    $ (48.3)  $ (37.9)  $ (24.5)  $ (26.8)  $ (22.2)
                                                  =======   =======   =======   =======   =======
OTHER STATISTICS
Goodwill amortization                             $   1.4   $   1.4   $   1.4   $   1.3   $    --

                                                                         YTD        YTD
                                                     2Q         3Q       3Q         3Q
                                                    2002       2002     2001       2002
                                                   -------   -------   --------   --------
Revenues

Net investment income                              $  (0.2)  $  (0.5)  $    6.7   $    0.4
Other revenues                                         0.1       0.1        0.7        0.2
                                                   -------   -------   --------   --------
   Total revenues                                     (0.1)     (0.4)       7.4        0.6
                                                   -------   -------   --------   --------

CLAIMS AND EXPENSES

Interest expense                                      39.2      39.3      164.8      113.7
General and administrative expenses                   (2.7)      1.4       11.1       (1.4)
                                                   -------   -------   --------   --------
   Total claims and expenses                          36.5      40.7      175.9      112.3
                                                   -------   -------   --------   --------

Operating loss before federal income tax benefit     (36.6)    (41.1)    (168.5)    (111.7)
Federal income tax benefit                           (12.9)    (14.5)     (57.8)     (39.2)
                                                   -------   -------   --------   --------
Operating loss                                     $ (23.7)  $ (26.6)  $ (110.7)  $  (72.5)
                                                   =======   =======   ========   ========
OTHER STATISTICS
Goodwill amortization                              $    --  $     --  $     4.2  $      --

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED BALANCE SHEET
(in millions, except shares and per share data)


                                                                [TRAVELERS LOGO]

                                                                        SEPTEMBER 30,           DECEMBER 31,
                                                                           2002                    2001
                                                                         ----------            ----------
ASSETS

Fixed maturities, available for sale at fair value (including
     $655.8 and $975.7 subject to securities lending
     agreements) (amortized cost $27,407.3 and $25,460.5)                $ 28,805.4            $ 25,850.7
Equity securities, at fair value (cost $954.4 and $1,078.7)                   960.7               1,082.3
Mortgage loans                                                                260.3                 274.4
Real estate held for sale                                                      39.0                  38.3
Short-term securities                                                       3,078.4               2,798.3
Trading securities, at fair value                                             322.4                 628.1
Other investments                                                           1,967.4               1,946.5
                                                                         ----------            ----------
     Total investments                                                     35,433.6              32,618.6
                                                                         ----------            ----------




Cash                                                                          232.8                 236.9
Investment income accrued                                                     368.7                 359.5
Premium balances receivable                                                 3,884.5               3,657.0
Reinsurance recoverables                                                   10,346.8              11,047.3
Deferred acquisition costs                                                    874.5                 768.1
Deferred federal income taxes                                                 754.6               1,182.4
Contractholder receivables                                                  2,248.7               2,197.8
Goodwill                                                                    2,411.5               2,576.5
Receivables for investment sales                                              309.7                 129.7
Other assets                                                                2,833.0               3,004.0
                                                                         ----------            ----------
     TOTAL ASSETS                                                        $ 59,698.4            $ 57,777.8
                                                                         ==========            ==========


                                                                        SEPTEMBER 30,          DECEMBER 31,
                                                                           2002                   2001
                                                                        ----------            ----------
      LIABILITIES

      Claims and claim adjustment expense reserves                       $ 30,550.6            $ 30,736.6
      Unearned premium reserves                                             6,406.5               5,666.9
      Contractholder payables                                               2,248.7               2,197.8
      Notes payable to former affiliates                                    1,500.0               1,697.7
      Long-term debt                                                          376.8                 379.8
      Convertible junior subordinated notes payable                           867.6                     -
      Convertible notes payable                                                49.7                     -
      Securities lending payable                                              642.8               1,001.7
      Payables for investment purchases                                     1,278.3                 485.2
      Other liabilities                                                     3,717.1               4,025.8
                                                                         ----------            ----------
          TOTAL LIABILITIES                                                47,638.1              46,191.5
                                                                         ----------            ----------

      TIGHI - obligated mandatorily redeemable securities
          of subsidiary trusts holding solely junior
          subordinated debt securities of TIGHI                               900.0                 900.0

      SHAREHOLDERS' EQUITY
      Common Stock:
          Class A, $.01 par value, 1,500 million shares authorized, 503.3 million issued and outstanding
          at September 30, 2002; 269 million issued and
          outstanding at December 31, 2001                                      5.0                   2.7
          Class B, $.01 par value, 1,500 million shares
          authorized, 500 million issued and outstanding                        5.0                   5.0
      Additional paid-in capital                                            8,591.8               4,433.0
      Retained earnings                                                     1,674.9               6,004.2
      Accumulated other changes in equity from
          nonowner sources                                                    915.1                 241.4
      Treasury stock, at cost (shares 83,580 and 0)                            (1.1)                    -
      Unearned compensation                                                   (30.4)                    -
                                                                         ----------            ----------
          TOTAL SHAREHOLDERS' EQUITY                                       11,160.3              10,686.3
                                                                         ----------            ----------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 59,698.4            $ 57,777.8
                                                                         ==========            ==========

TRAVELERS PROPERTY CASUALTY CORP.
INVESTMENT PORTFOLIO
(at carrying value, in millions)

                                                                [TRAVELERS LOGO]


                                                                 SEPTEMBER 30,  PRE-TAX BOOK  DECEMBER 31, PRE-TAX BOOK
                                                                     2002         YIELD          2001          YIELD
                                                                 -----------    -----------   -----------  -----------
INVESTMENT PORTFOLIO

Taxable fixed maturities (including redeemable preferred stock)  $  16,343.5     6.89 %       $  14,911.0     7.27%
Tax-exempt fixed maturities                                         12,461.9     5.00            10,939.7     5.13
Non-redeemable preferred stocks                                        886.9     6.74             1,000.9     6.86
Common stocks                                                           73.8      N/A                81.4      N/A
Mortgage loans                                                         260.3    10.14               274.4    10.29
Real estate held for sale                                               39.0     2.44                38.3    10.24
Short-term securities                                                3,078.4     1.82             2,798.3     2.23
Trading securities                                                     322.4      N/A               628.1      N/A
Other investments (1)                                                1,967.4      N/A             1,946.5      N/A
                                                                 -----------    -----------   -----------  -----------
   TOTAL INVESTMENTS                                             $  35,433.6     5.73 %       $  32,618.6     6.05%
                                                                 ===========    ===========   ===========  ===========

Net unrealized gain on investment securities,
 net of tax, included in shareholders' equity                    $     913.3                  $     256.2
                                                                 ===========                  ===========




(1) Primarily includes securities partnership interests held for long-term appreciation. Other investments that generate only intermittent income are also included in this category and yields fluctuate accordingly.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
INVESTMENT PORTFOLIO - FIXED MATURITIES DATA
(at carrying value, in millions)



                                                                                            SEPTEMBER 30,      DECEMBER 31,
                                                                                                2002                2001
                                                                                            -------------      ------------
FIXED MATURITIES
  Mortgage-backed securities - principally obligations of U.S. Government agencies           $  7,443.5          $ 5,608.8
  U.S. Treasury securities and obligations of U.S. Government corporations and agencies         1,477.0            1,383.1
  Corporates (including redeemable preferreds)                                                  6,932.5            7,231.1
  Obligations of states and political subdivisions                                             12,520.2           11,009.7
  Debt securities issued by foreign governments                                                   432.2              618.0
  Trading securities                                                                               25.7              507.9
                                                                                             ----------         ----------
    Total fixed maturities                                                                   $ 28,831.1         $ 26,358.6
                                                                                             ==========         ==========

FIXED MATURITIES
QUALITY CHARACTERISTICS*



                                                                                                 SEPTEMBER 30, 2002
                                                                                            -----------------------------
                                                                                                AMOUNT          % OF TOTAL
                                                                                            ------------        ----------
QUALITY RATINGS

  Aaa                                                                                        $ 16,086.5              55.9%
  Aa                                                                                            4,893.9              17.0
  A                                                                                             2,715.8               9.4
  Baa                                                                                           3,346.7              11.6
                                                                                             ----------         ---------
    Total investment grade                                                                     27,042.9              93.9
                                                                                             ----------         ---------
  Ba                                                                                            1,005.2               3.5
  B                                                                                               539.8               1.9
  Caa and lower                                                                                   217.5               0.7
                                                                                             ----------         ---------
    Total below investment grade                                                                1,762.5               6.1
                                                                                             ----------         ---------
Total fixed maturities, excluding trading securities                                         $ 28,805.4             100.0%
                                                                                             ==========         =========
Trading securities                                                                               $ 25.7
                                                                                             ==========
Average weighted quality                                                                         AA2,AA
                                                                                             ----------
Average duration of fixed maturities and short-term securities                                      5.6 years
                                                                                             ----------
Average duration of fixed maturities (excluding short-term securities)                              6.2 years
                                                                                             ----------

* Rated using external rating agencies, or by Travelers Property Casualty Corp.'s internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
NET INVESTMENT INCOME
(in millions)



                                                                                                                  YTD        YTD
                                      1Q         2Q         3Q         4Q        1Q         2Q         3Q         3Q         3Q
                                     2001       2001       2001       2001      2002       2002       2002       2001       2002
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GROSS INVESTMENT INCOME

Fixed maturities                  $   424.9  $   422.3  $   400.7  $   409.4  $   409.9  $   400.5  $   411.5  $ 1,247.9  $ 1,221.9
Mortgage loans                          7.1        7.2        7.1        6.9        6.9        6.9        6.7       21.4       20.5
Other, including trading              109.9       98.7       92.1       93.9       79.8       71.9       34.9      300.7      186.6
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                      541.9      528.2      499.9      510.2      496.6      479.3      453.1    1,570.0    1,429.0
Investment expenses                    13.1        9.9       11.8       11.4        8.8       14.5       12.4       34.8       35.7
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income, pre-tax        528.8      518.3      488.1      498.8      487.8      464.8      440.7    1,535.2    1,393.3
Federal income taxes                  143.1      139.3      128.9      130.8      126.7      118.4      108.8      411.3      353.9
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income, after-tax  $   385.7  $   379.0  $   359.2  $   368.0  $   361.1  $   346.4  $   331.9  $ 1,123.9  $ 1,039.4
                                  =========  =========  =========  =========  =========  =========  =========  =========  =========

Effective tax rate                     27.1%      26.9%      26.4%      26.2%      26.0%      25.5%      24.7%      26.8%      25.4%

Average invested assets           $31,121.4  $30,949.4  $30,868.0  $31,972.2  $32,547.3  $32,922.9  $34,401.5  $30,994.7  $33,474.4

Average yield pre-tax                   7.1%       7.0%       6.5%       6.5%       6.2%       5.8%       5.3%       7.0%       5.8%
Average yield after-tax                 5.2%       5.1%       4.8%       4.8%       4.6%       4.3%       4.0%       5.1%       4.3%

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)
(in millions)


                                                                                                         YTD       YTD
                                           1Q      2Q       3Q        4Q      1Q       2Q       3Q       3Q        3Q
                                          2001    2001     2001      2001    2002     2002     2002     2001      2002
                                        -------  -------  -------  -------  -------  -------  -------  -------  --------
REALIZED INVESTMENT GAINS (LOSSES)

Fixed maturities                        $ 209.0  $   7.2  $ 113.2    $ 1.6  $  31.2  $ (21.3) $ (54.5) $ 329.4   $ (44.6)
Equity securities                         (12.9)    28.5    (12.1)   (11.6)    (1.3)    (6.6)     0.6      3.5      (7.3)
Other                                      (3.8)    13.6     (4.8)    (5.4)    (1.1)    (8.1)     2.6      5.0      (6.6)
                                        -------  -------  -------  -------  -------  -------  -------  -------  --------
 Realized investment gains (losses)     $ 192.3  $  49.3  $  96.3  $ (15.4) $  28.8  $ (36.0) $ (51.3) $ 337.9   $ (58.5)
                                        =======  =======  =======  =======  =======  =======  =======  =======  ========

Gross gains on sale                     $ 262.0  $ 125.7  $ 143.7  $ 141.9  $ 126.9  $ 144.9  $  33.6  $ 531.4   $ 305.4
Gross losses on sale                      (46.2)   (73.3)   (28.6)   (56.5)   (35.9)   (54.2)   (50.2)  (148.1)   (140.3)
Impairments                               (23.5)    (3.1)   (18.8)  (100.8)   (62.2)  (126.7)   (34.7)   (45.4)   (223.6)
                                        -------  -------  -------  -------  -------  -------  -------  -------  --------
 Realized investment gains (losses)     $ 192.3  $  49.3  $  96.3  $ (15.4) $  28.8  $ (36.0) $ (51.3) $ 337.9   $ (58.5)
                                        =======  =======  =======  =======  =======  =======  =======  =======  ========

UNREALIZED INVESTMENT GAINS (LOSSES)

Fixed maturities                        $  97.1  $(239.3) $ 293.4  $(430.2) $(246.1) $ 433.8  $ 820.6  $ 151.2  $1,008.3
Equity securities                          15.7      7.7      4.7     18.9    (15.2)    13.1      4.8     28.1       2.7
                                        -------  -------  -------  -------  -------  -------  -------  -------  --------
                                          112.8   (231.6)   298.1   (411.3)  (261.3)   446.9    825.4    179.3   1,011.0
Related taxes                              39.4    (81.0)   104.4   (143.9)   (91.4)   156.4    288.9     62.8     353.9
                                        -------  -------  -------  -------  -------  -------  -------  -------  --------
Change in unrealized gains (losses) on
 investment securities                     73.4   (150.6)   193.7   (267.4)  (169.9)   290.5    536.5    116.5     657.1

Balance, beginning of period              407.1    480.5    329.9    523.6    256.2     86.3    376.8    407.1     256.2
                                        -------  -------  -------  -------  -------  -------  -------  -------  --------

Balance, end of period                  $ 480.5  $ 329.9  $ 523.6  $ 256.2  $  86.3  $ 376.8  $ 913.3  $ 523.6   $ 913.3
                                        =======  =======  =======  =======  =======  =======  =======  =======  ========

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
REINSURANCE RECOVERABLES
(in millions)


                                                                                   SEPTEMBER 30,  DECEMBER 31,
                                                                                       2002          2001
                                                                                   -------------  ------------
Reinsurance recoverables on paid and unpaid claims and claim adjustment expenses     $   6,116.5  $   6,732.8
Allowance for uncollectible reinsurance                                                   (281.9)      (286.2)
                                                                                     -----------  -----------
Net recoverables due from reinsurers                                                     5,834.6      6,446.6
Mandatory pools and associations                                                         2,020.3      2,082.0
Structured settlements                                                                   2,491.9      2,518.7
                                                                                     -----------  -----------
  Total reinsurance recoverables                                                     $  10,346.8  $  11,047.3
                                                                                     ===========  ===========

The reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represents the current and estimated future amounts due from reinsurers on known and unknown claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurers, about half is attributable to 15 reinsurer groups. Of the total net recoverables due from reinsurers at December 31, 2001, $5.6 billion or 86% are rated by A.M. Best and Company. Of the total rated by A.M. Best and Company, 96% are rated A- or better. The remaining net recoverables from reinsurers comprise the following; 4% relates to Equitas, 4% relates to voluntary pools that the Company participates in, 3% relates to captive insurance companies and 3% are not rated by A.M. Best and Company. In addition, $630.0 million of these recoverables were collateralized by letters of credit, funds held and trust agreements at September 30, 2002.

The net recoverable due from reinsurers reflects an allowance for doubtful accounts that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, management's experience and current economic conditions.

Our insurance subsidiaries are required to participate in various involuntary assigned risk pools, principally involving workers' compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of that pool becomes insolvent, the remaining members assume an additional pro rata share of the pool's liabilities.

Structured settlements are annuities purchased from life insurance companies to settle personal physical injury claims, with workers' compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so we reflect the amount as a liability and as a recoverable for GAAP purposes. Life insurers with current A.M. Best ratings of A or better represented 92% of the December 31, 2001 balance.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
STATUTORY RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSE
(in millions)



                                           1Q                2Q                3Q                4Q
                                          2001              2001              2001              2001
                                      -----------       -----------       -----------       -----------
COMMERCIAL LINES
  Beginning of period                 $  16,859.2       $  16,738.1       $  16,615.2       $  17,135.2
  Acquisitions                                 --                --                --             595.8
  Incurred*                                 901.5             947.0           1,578.9           1,112.6
  Paids                                  (1,022.6)         (1,069.9)         (1,058.9)         (1,355.0)
                                      -----------       -----------       -----------       -----------
  End of period                       $  16,738.1       $  16,615.2       $  17,135.2       $  17,488.6
                                      ===========       ===========       ===========       ===========

PERSONAL LINES
  Beginning of period                 $   2,568.9       $   2,534.3       $   2,574.4       $   2,636.9
  Acquisitions                                 --                --                --               26.9
  Incurred*                                 676.7             776.5             801.4             798.4
  Paids                                    (711.3)           (736.4)           (738.9)           (736.3)
                                      -----------       -----------       -----------       -----------
  End of period                       $   2,534.3       $   2,574.4       $   2,636.9       $   2,725.9
                                      ===========       ===========       ===========       ===========

TOTAL
  Beginning of period                 $  19,428.1       $  19,272.4       $  19,189.6       $  19,772.1
  Acquisitions                                 --                --                --              622.7
  Incurred*                               1,578.2           1,723.5           2,380.3           1,911.0
  Paids                                  (1,733.9)         (1,806.3)         (1,797.8)         (2,091.3)
                                      -----------       -----------       -----------       -----------
  End of period                       $  19,272.4       $  19,189.6       $  19,772.1       $  20,214.5
                                      ===========       ===========       ===========       ===========

* Includes prior-year reserve
   development:
  Commercial Lines:
   Asbestos:
    Not subject to indemnification
     agreement with Citigroup         $      37.5       $      38.4       $      37.6       $      75.3
    Subject to indemnification
     agreement with Citigroup                 N/A               N/A               N/A               N/A
   Environmental and cumulative
    injury other than asbestos                0.1               7.4               7.8             (14.5)
   Other                                    (48.0)            (59.0)            (50.0)            (16.0)
                                      -----------       -----------       -----------       -----------
Total Commercial Lines                      (10.4)            (13.2)             (4.6)             44.8

Personal Lines                               (6.0)            (14.0)             (5.0)             (6.0)
                                      -----------       -----------       -----------       -----------
Total                                 $     (16.4)      $     (27.2)      $      (9.6)      $      38.8
                                      ===========       ===========       ===========       ===========


                                                                                                 YTD               YTD
                                          1Q                 2Q                3Q                3Q                3Q
                                         2002               2002              2002              2001              2002
                                      -----------       -----------       -----------       -----------       -----------
COMMERCIAL LINES
  Beginning of period                 $  17,488.6       $  17,409.5       $  17,426.3       $  16,859.2       $  17,488.6
  Acquisitions                                 --                --                --                --                --
  Incurred*                               1,149.8           1,235.5           1,522.8           3,427.4           3,908.1
  Paids                                  (1,228.9)         (1,218.7)         (1,151.7)         (3,151.4)         (3,599.3)
                                      -----------       -----------       -----------       -----------       -----------
  End of period                       $  17,409.5       $  17,426.3       $  17,797.4       $  17,135.2       $  17,797.4
                                      ===========       ===========       ===========       ===========       ===========

PERSONAL LINES
  Beginning of period                 $   2,725.9       $   2,783.5       $   2,880.5       $   2,568.9       $   2,725.9
  Acquisitions                                 --                --                --                --                --
  Incurred*                                 785.7             818.4             806.6           2,254.6           2,410.7
  Paids                                    (728.1)           (721.4)           (764.9)         (2,186.6)         (2,214.4)
                                      -----------       -----------       -----------       -----------       -----------
  End of period                       $   2,783.5       $   2,880.5       $   2,922.2       $   2,636.9       $   2,922.2
                                      ===========       ===========       ===========       ===========       ===========

TOTAL
  Beginning of period                 $  20,214.5       $  20,193.0       $  20,306.8       $  19,428.1       $  20,214.5
  Acquisitions                                 --                --                --                --                --
  Incurred*                               1,935.5           2,053.9           2,329.4           5,682.0           6,318.8
  Paids                                  (1,957.0)         (1,940.1)         (1,916.6)         (5,338.0)         (5,813.7)
                                      -----------       -----------       -----------       -----------       -----------
  End of period                       $  20,193.0       $  20,306.8       $  20,719.6       $  19,772.1       $  20,719.6
                                      ===========       ===========       ===========       ===========       ===========

* Includes prior-year reserve
   development:
   Commercial Lines:
    Asbestos:
     Not subject to indemnification
      agreement with Citigroup        $      50.0       $      51.2       $      48.8       $     113.5       $     150.0
     Subject to indemnification
      agreement with Citigroup                 --                --             245.0               N/A             245.0
    Environmental and cumulative
     injury other than asbestos              13.7              12.2              18.9              15.3              44.8
    Other                                    32.0              28.0               6.0            (157.0)             66.0
                                      -----------       -----------       -----------       -----------       -----------
Total Commercial Lines                       95.7              91.4             318.7             (28.2)            505.8

Personal Lines                                5.0               4.0               3.1             (25.0)             12.1
                                      -----------       -----------       -----------       -----------       -----------
Total                                 $     100.7       $      95.4       $     321.8       $     (53.2)      $     517.9
                                      ===========       ===========       ===========       ===========       ===========

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
ASBESTOS, ENVIRONMENTAL, AND CIOTA RESERVES
(in millions)



                                            1Q             2Q             3Q             4Q
                                           2001           2001           2001           2001
                                        ----------     ----------     ----------     ----------
ASBESTOS RESERVES:
Beginning reserves:
    Direct                              $  1,005.4     $    986.7     $  1,022.4     $  1,038.2
    Ceded                                   (199.0)        (209.6)        (208.3)        (230.5)
                                        ----------     ----------     ----------     ----------
    Net                                      806.4          777.1          814.1          807.7
Incurred losses and loss expenses:
  Not subject to indemnification
   agreement with Citigroup
    Direct                                    61.9           50.4           75.9           94.5
    Ceded                                    (24.4)         (12.0)         (38.3)         (19.2)
  Subject to indemnification
   agreement with Citigroup                    N/A            N/A            N/A            N/A
Losses paid:
    Direct                                    80.6           14.7           60.1           86.7
    Ceded                                    (13.8)         (13.3)         (16.1)         (24.1)
Ending reserves:
    Direct                                   986.7        1,022.4        1,038.2        1,046.0
    Ceded                                   (209.6)        (208.3)        (230.5)        (225.6)
                                        ----------     ----------     ----------     ----------
    Net                                 $    777.1     $    814.1     $    807.7     $    820.4
                                        ==========     ==========     ==========     ==========

ENVIRONMENTAL RESERVES:
Beginning reserves:
    Direct                              $    668.8     $    624.0     $    536.1     $    512.4
    Ceded                                   (110.9)        (109.9)         (94.1)         (80.1)
                                        ----------     ----------     ----------     ----------
    Net                                      557.9          514.1          442.0          432.3
Incurred losses and loss expenses:
    Direct                                    11.9           17.3           12.0           16.6
    Ceded                                     (0.5)          (5.8)          (0.7)          (5.1)
Losses paid:
    Direct                                    56.7          105.2           35.7           50.2
    Ceded                                     (1.5)         (21.6)         (14.7)          (2.4)
Ending reserves:
    Direct                                   624.0          536.1          512.4          478.8
    Ceded                                   (109.9)         (94.1)         (80.1)         (82.8)
                                        ----------     ----------     ----------     ----------
    Net                                 $    514.1     $    442.0     $    432.3     $    396.0
                                        ==========     ==========     ==========     ==========

CIOTA RESERVES:
Beginning reserves:
    Direct                              $  1,078.6     $  1,045.3     $  1,015.8     $    960.2
    Ceded                                   (279.5)        (260.8)        (244.9)        (211.1)
                                        ----------     ----------     ----------     ----------
    Net                                      799.1          784.5          770.9          749.1
Incurred losses and loss expenses:
    Direct                                   (19.7)         (19.2)         (19.9)         (55.6)
    Ceded                                      8.4           15.1           16.4           29.6
Losses paid:
    Direct                                    13.6           10.3           35.7           11.2
    Ceded                                    (10.3)          (0.8)         (17.4)           1.9
Ending reserves:
    Direct                                 1,045.3        1,015.8          960.2          893.4
    Ceded                                   (260.8)        (244.9)        (211.1)        (183.4)
                                        ----------     ----------     ----------     ----------
    Net                                 $    784.5     $    770.9     $    749.1     $    710.0
                                        ==========     ==========     ==========     ==========

INDEMNIFICATION AGREEMENT WITH
 CITIGROUP:
Beginning balance                              N/A            N/A            N/A            N/A
Incurred losses subject to
 indemnification agreement with
 Citigroup                                     N/A            N/A            N/A            N/A
                                        ----------     ----------     ----------     ----------
Ending balance                                 N/A            N/A            N/A            N/A
                                        ==========     ==========     ==========     ==========


                                                                                         YTD            YTD
                                            1Q             2Q             3Q             3Q             3Q
                                           2002           2002           2002           2001           2002
                                        ----------     ----------     ----------     ----------     ----------
ASBESTOS RESERVES:
Beginning reserves:
    Direct                              $  1,046.0     $  1,004.0     $    947.1     $  1,005.4     $  1,046.0
    Ceded                                   (225.6)        (209.9)        (199.6)        (199.0)        (225.6)
                                        ----------     ----------     ----------     ----------     ----------
    Net                                      820.4          794.1          747.5          806.4          820.4
Incurred losses and loss expenses:
  Not subject to indemnification
   agreement with Citigroup
    Direct                                    49.8           51.2           96.3          188.2          197.3
    Ceded                                      0.2           --            (47.5)         (74.7)         (47.3)
  Subject to indemnification
   agreement with Citigroup                     --             --          245.0            N/A          245.0
Losses paid:
    Direct                                    91.8          108.1          100.1          155.4          300.0
    Ceded                                    (15.5)         (10.3)          (9.1)         (43.2)         (34.9)
Ending reserves:
    Direct                                 1,004.0          947.1        1,188.3        1,038.2        1,188.3
    Ceded                                   (209.9)        (199.6)        (238.0)        (230.5)        (238.0)
                                        ----------     ----------     ----------     ----------     ----------
    Net                                 $    794.1     $    747.5     $    950.3     $    807.7     $    950.3
                                        ==========     ==========     ==========     ==========     ==========

ENVIRONMENTAL RESERVES:
Beginning reserves:
    Direct                              $    478.8     $    433.5     $    417.5     $    668.8     $    478.8
    Ceded                                    (82.8)         (69.3)         (66.1)        (110.9)         (82.8)
                                        ----------     ----------     ----------     ----------     ----------
    Net                                      396.0          364.2          351.4          557.9          396.0
Incurred losses and loss expenses:
    Direct                                    14.0           13.5           22.1           41.2           49.6
    Ceded                                     (0.3)           0.3            0.5           (7.0)           0.5
Losses paid:
    Direct                                    59.3           29.5           32.3          197.6          121.1
    Ceded                                    (13.8)          (2.9)          (0.3)         (37.8)         (17.0)
Ending reserves:
    Direct                                   433.5          417.5          407.3          512.4          407.3
    Ceded                                    (69.3)         (66.1)         (65.3)         (80.1)         (65.3)
                                        ----------     ----------     ----------     ----------     ----------
    Net                                 $    364.2     $    351.4     $    342.0     $    432.3     $    342.0
                                        ==========     ==========     ==========     ==========     ==========

CIOTA RESERVES:
Beginning reserves:
    Direct                              $    893.4     $    881.0     $    879.3     $  1,078.6     $    893.4
    Ceded                                   (183.4)        (183.2)        (190.9)        (279.5)        (183.4)
                                        ----------     ----------     ----------     ----------     ----------
    Net                                      710.0          697.8          688.4          799.1          710.0
Incurred losses and loss expenses:
    Direct                                      --            9.4           (3.7)         (58.8)           5.7
    Ceded                                       --          (11.0)            --           39.9          (11.0)
Losses paid:
    Direct                                    12.4           11.1           22.3           59.6           45.8
    Ceded                                     (0.2)          (3.3)          (0.9)         (28.5)          (4.4)
Ending reserves:
    Direct                                   881.0          879.3          853.3          960.2          853.3
    Ceded                                   (183.2)        (190.9)        (190.0)        (211.1)        (190.0)
                                        ----------     ----------     ----------     ----------     ----------
    Net                                 $    697.8     $    688.4     $    663.3     $    749.1     $    663.3
                                        ==========     ==========     ==========     ==========     ==========

INDEMNIFICATION AGREEMENT WITH
 CITIGROUP:
Beginning balance                       $    800.0     $    800.0     $    800.0           N/A      $    800.0
Incurred losses subject to
 indemnification agreement with
 Citigroup                                      --             --         (245.0)          N/A          (245.0)
                                        ----------     ----------     ----------     ----------     ----------
Ending balance                          $    800.0     $    800.0     $    555.0           N/A      $    555.0
                                        ==========     ==========     ==========     ==========     ==========

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CAPITALIZATION
(in millions)



                                                                    SEPTEMBER 30,      DECEMBER 31,
                                                                        2002                2001
                                                                    -------------      ------------
DEBT
NOTES PAYABLE TO FORMER AFFILIATES:
3.60% Line of credit, due 11/7/2003                                  $     500.0       $     500.0
Floating Rate note payable, fully prepaid by 3/27/02                          --           1,197.7
Non-interest bearing note payable, due 12/31/02                          1,000.0                --
                                                                     -----------       -----------
                                                                         1,500.0           1,697.7
                                                                     -----------       -----------
CONVERTIBLE NOTES:
4.5% Convertible Junior Subordinated Notes due April 15, 2032              892.5                --
Debt issuance costs                                                         24.9                --
                                                                     -----------       -----------
                                                                           867.6                --
6.00% Notes due 12/31/2032                                                  49.7                --
                                                                     -----------       -----------
                                                                           917.3                --
                                                                     -----------       -----------
LONG-TERM DEBT:
6.75% Notes due 11/15/2006                                                 150.0             150.0
7.81% Notes due 9/16/2011                                                   27.0              30.0
7.75% Notes due 4/15/2026                                                  200.0             200.0
                                                                     -----------       -----------
                                                                           377.0             380.0
Debt issuance costs                                                          0.2               0.2
                                                                     -----------       -----------
                                                                           376.8             379.8
                                                                     -----------       -----------
  Total debt                                                         $   2,794.1       $   2,077.5
                                                                     ===========       ===========
TRUST SECURITIES:
8.08% trust securities due April 30, 2036                            $     800.0       $     800.0
8.00% trust securities due May 15, 2036                                    100.0             100.0
                                                                     -----------       -----------
                                                                     $     900.0       $     900.0
                                                                     ===========       ===========

COMMON EQUITY                                                        $  11,160.3       $  10,686.3
                                                                     ===========       ===========

TOTAL CAPITAL AND DEBT                                               $  14,854.4       $  13,663.8
                                                                     ===========       ===========

DEBT TO CAPITAL                                                             18.8%             15.2%
DEBT AND PREFERRED SECURITIES TO CAPITAL                                    24.9%             21.8%

TRAVELERS PROPERTY CASUALTY CORP.
                                                                {TRAVELERS LOGO]
STATUTORY TO GAAP SHAREHOLDERS' EQUITY RECONCILIATION

(in millions)




                                            SEPTEMBER 30,      DECEMBER 31,
                                                2002              2001
                                             ---------         ---------

STATUTORY CAPITAL AND SURPLUS                $ 7,386.8         $ 7,687.3

GAAP ADJUSTMENTS:

      Noninsurance companies                  (2,078.5)         (1,786.5)

      Goodwill and intangible assets           2,555.2           2,570.7

      Investments                              1,721.2             509.0

      Deferred acquisition costs                 873.0             756.8

      Reinsurance recoverables                   189.4             189.4

      Furniture, equipment & software            153.6             147.6

      Employee benefits                          114.1              (0.4)

      Deferred federal income tax                 82.5             532.5

      Agents balances                             72.4             107.3

      Other                                       90.6             (27.4)

                                             ---------         ---------
      Total GAAP adjustments                   3,773.5           2,999.0
                                             ---------         ---------

GAAP SHAREHOLDERS' EQUITY                    $11,160.3         $10,686.3
                                             =========         =========

TRAVELERS PROPERTY CASUALTY CORP.
STATEMENT OF CASH FLOWS                                        {TRAVELERS LOGO]

(in millions)



                                                           1Q           2Q           3Q           4Q           1Q
                                                          2001         2001         2001         2001         2002
                                                       ---------    ---------    ---------    ---------    ---------

NET INCOME (LOSS)                                      $   478.6    $   343.4    $   (59.9)   $   303.3    $   102.1

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:

  Realized investment (gains) losses                      (192.3)       (49.3)       (96.3)        15.4        (28.8)
  Cumulative effect of changes in accounting
    principles, net of tax                                  (4.5)         1.3           --           --        242.6
  Depreciation and amortization                             30.7         30.3         30.3         30.6          9.8
  Deferred federal income taxes                             12.4        (14.5)         4.6         15.6         (2.2)
  Amortization of deferred policy acquisition costs        348.5        373.9        380.8        435.5        426.4
  Premium balances receivable                             (159.6)       (77.2)       (73.4)       136.1        (89.4)
  Reinsurance recoverables                                   6.2         16.0     (1,169.9)      (238.5)       (87.5)
  Deferred policy acquisition costs                       (395.1)      (399.9)      (403.4)      (421.4)      (442.7)
  Insurance reserves                                        (7.1)         3.8      1,866.3         23.6        290.3
  Trading account activities                                  --           --           --         (2.7)       (28.5)
  Other                                                    154.2       (249.1)      (131.8)       323.6       (137.4)
                                                       ---------    ---------    ---------    ---------    ---------
      NET CASH PROVIDED BY (USED IN) OPERATING
        ACTIVITIES                                         272.0        (21.3)       347.3        621.1        254.7
                                                       ---------    ---------    ---------    ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Proceeds from maturities of investments
   Fixed maturities                                        379.7        559.4        464.8        677.5        614.7
   Mortgage loans                                            4.8          4.4          4.3          2.3          2.1
 Proceeds from sales of investments
   Fixed maturities                                      4,986.2      2,985.7      3,324.2      3,173.1      3,126.4
   Equity securities                                        86.8        200.3         82.6        100.0         48.6
   Real estate held for sale                                  --           --           --           --           --
 Purchase of investments
   Fixed maturities                                     (5,860.9)    (3,195.0)    (3,077.1)    (3,875.7)    (3,410.7)
   Equity securities                                      (179.2)        79.8        (85.6)       117.6        (87.6)
   Mortgage loans                                             --           --         (3.0)        (1.1)          --
   Real estate held for sale                                (0.5)        (4.0)        (0.7)        (1.0)          --
 Short-term securities, (purchases) sales, net             347.4        326.1     (1,133.0)       353.4       (295.0)
 Other investments, net                                   (183.3)       (40.1)       (57.3)      (387.2)       357.0
 Securities transactions in course of settlement           435.7       (591.3)       141.1         72.8       (131.9)
 Business acquisitions                                        --           --           --       (329.5)          --
                                                       ---------    ---------    ---------    ---------    ---------
      NET CASH PROVIDED BY (USED IN) INVESTING
        ACTIVITIES                                          16.7        325.3       (339.7)       (97.8)       223.6
                                                       ---------    ---------    ---------    ---------    ---------


                                                                                      YTD           YTD
                                                             2Q           3Q           3Q            3Q
                                                            2002         2002         2001          2002
                                                         ---------    ---------    ---------     ---------

NET INCOME (LOSS)                                        $   332.0    $   332.3    $   762.1     $   766.4

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:

  Realized investment (gains) losses                          36.0         51.3       (337.9)         58.5
  Cumulative effect of changes in accounting
    principles, net of tax                                      --           --         (3.2)        242.6
  Depreciation and amortization                                8.7         12.1         91.3          30.6
  Deferred federal income taxes                              (48.2)       (21.6)         2.5         (72.0)
  Amortization of deferred policy acquisition costs          446.1        462.3      1,103.2       1,334.8
  Premium balances receivable                               (119.6)       (18.5)      (310.2)       (227.5)
  Reinsurance recoverables                                   143.8        644.2     (1,147.7)        700.5
  Deferred policy acquisition costs                         (510.3)      (488.2)    (1,198.4)     (1,441.2)
  Insurance reserves                                         184.3         79.0      1,863.0         553.6
  Trading account activities                                 238.0        (30.0)          --         179.5
  Other                                                      143.4         59.4       (226.7)         65.4
                                                         ---------    ---------    ---------     ---------
      NET CASH PROVIDED BY (USED IN) OPERATING               854.2      1,082.3        598.0       2,191.2
        ACTIVITIES                                       ---------    ---------    ---------     ---------


CASH FLOWS FROM INVESTING ACTIVITIES
 Proceeds from maturities of investments
   Fixed maturities                                          578.4        621.6      1,403.9       1,814.7
   Mortgage loans                                             11.0          1.0         13.5          14.1
 Proceeds from sales of investments
   Fixed maturities                                        3,442.5      2,498.3     11,296.1       9,067.2
   Equity securities                                          74.8        403.9        369.7         527.3
   Real estate held for sale                                    --          0.7           --           0.7
 Purchase of investments
   Fixed maturities                                       (5,346.9)    (4,271.0)   (12,133.0)    (13,028.6)
   Equity securities                                         (40.7)      (120.3)      (185.0)       (248.6)
   Mortgage loans                                               --           --         (3.0)           --
   Real estate held for sale                                  (4.7)         3.5         (5.2)         (1.2)
 Short-term securities, (purchases) sales, net               128.8       (105.8)      (459.5)       (272.0)
 Other investments, net                                      315.9       (335.7)      (280.7)        337.2
 Securities transactions in course of settlement             169.2        196.7        (14.5)        234.0
 Business acquisitions                                          --           --           --            --
                                                         ---------    ---------    ---------     ---------
      NET CASH PROVIDED BY (USED IN) INVESTING              (671.7)    (1,107.1)         2.3      (1,555.2)
        ACTIVITIES                                       ---------    ---------    ---------     ---------


                           - Continued on next page -

TRAVELERS PROPERTY CASUALTY CORP.
STATEMENT OF CASH FLOWS (CONTINUED)                            {TRAVELERS LOGO]

(in millions)



                                                                    1Q          2Q          3Q          4Q          1Q
                                                                   2001        2001        2001        2001        2002
                                                                 --------    --------    --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES

  Issuance of convertible notes, net                                   --          --          --          --       867.0
  Issuance of short-term debt                                          --       211.8          --          --          --
  Payment of short-term debt                                           --          --          --      (211.8)         --
  Payment of long-term debt                                            --      (500.0)         --          --          --
  Issuance of note payable to former affiliate                         --          --          --       500.0          --
  Payment of note payables to former affiliates                    (401.0)     (139.0)         --      (500.0)   (5,149.0)
  Issuance of long-term debt to former affiliate                       --       275.0          --          --          --
  Payment of long-term debt to former affiliate                        --          --          --      (275.0)         --
  Initial public offering                                              --          --          --          --     4,090.0
  Receipts from former affiliates                                   157.5       158.5       157.0         2.0       157.5
  Dividend to former affiliate                                      (50.0)     (318.5)     (157.5)         --      (157.5)
  Payment of dividend on subsidiary's preferred stock                  --          --          --          --          --
  Purchase of real estate from former affiliate                        --          --          --          --       (68.5)
  Transfer of employee benefit obligations to former affiliates        --          --          --          --      (172.0)
  Transfer of lease obligations to former affiliate                    --          --          --          --       (88.0)
  Return of capital from former subsidiaries                           --          --          --         8.0          --
  Settlement of TPC CAP shares with former parent                      --          --          --          --          --
                                                                 --------    --------    --------    --------    --------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES            (293.5)     (312.2)       (0.5)     (476.8)     (520.5)
                                                                 --------    --------    --------    --------    --------

Net increase (decrease) in cash                                      (4.8)       (8.2)        7.1        46.5       (42.2)
Cash at beginning of period                                         196.3       191.5       183.3       190.4       236.9
                                                                 --------    --------    --------    --------    --------
Cash at end of period                                            $  191.5    $  183.3    $  190.4    $  236.9    $  194.7
                                                                 ========    ========    ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes (received) paid                                     $   21.0    $  369.1    $  (34.8)   $  (29.7)   $  (21.0)
Interest paid                                                    $   36.0    $   22.5    $   21.3    $   49.9    $    6.0


                                                                                            YTD         YTD
                                                                     2Q          3Q          3Q          3Q
                                                                    2002        2002        2001        2002
                                                                  --------    --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES

  Issuance of convertible notes, net                                    --        49.7          --       916.7
  Issuance of short-term debt                                           --          --       211.8          --
  Payment of short-term debt                                            --          --          --          --
  Payment of long-term debt                                         (150.0)         --      (500.0)     (150.0)
  Issuance of note payable to former affiliate                          --          --          --          --
  Payment of note payables to former affiliates                         --          --      (540.0)   (5,149.0)
  Issuance of long-term debt to former affiliate                        --          --       275.0          --
  Payment of long-term debt to former affiliate                         --          --          --          --
  Initial public offering                                               --          --          --     4,090.0
  Receipts from former affiliates                                      0.5          --       473.0       158.0
  Dividend to former affiliate                                          --          --      (526.0)     (157.5)
  Payment of dividend on subsidiary's preferred stock                   --        (0.7)         --        (0.7)
  Purchase of real estate from former affiliate                         --          --          --       (68.5)
  Transfer of employee benefit obligations to former affiliates         --          --          --      (172.0)
  Transfer of lease obligations to former affiliate                     --          --          --       (88.0)
  Return of capital from former subsidiaries                            --          --          --          --
  Settlement of TPC CAP shares with former parent                       --       (19.1)         --       (19.1)
                                                                  --------    --------    --------    --------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES             (149.5)       29.9      (606.2)     (640.1)
                                                                  --------    --------    --------    --------

Net increase (decrease) in cash                                       33.0         5.1        (5.9)       (4.1)
Cash at beginning of period                                          194.7       227.7       196.3       236.9
                                                                  --------    --------    --------    --------
Cash at end of period                                             $  227.7    $  232.8    $  190.4    $  232.8
                                                                  ========    ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes (received) paid                                      $  125.5    $  (21.3)   $  355.3    $   83.2
Interest paid                                                     $   34.5    $   49.5    $   79.8    $   90.0